UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05742

Name of Fund: BlackRock Funds

BlackRock Total Emerging Markets Fund

Fund Address:    100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Funds, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 10/31/2018

Date of reporting period: 10/31/2018

Item 1 – Report to Stockholders

OCTOBER 31, 2018

ANNUAL REPORT

BlackRock FundsSM

➢	BlackRock Total Emerging Markets Fund

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

In the 12 months ended October 31, 2018, ongoing strength in corporate profits drove the equity market higher, while rising interest rates constrained bond returns. Though the market’s appetite for risk remained healthy, risk-taking was tempered somewhat, as shorter-term, higher-quality securities led the bond market, and U.S. equities outperformed most international stock markets.

In international markets, the rising value of the U.S. dollar limited U.S. investors’ returns for the reporting period. When the U.S. dollar appreciates relative to foreign currencies, the value of international investments declines in U.S. dollar terms. Volatility rose in emerging market stocks, which are relatively sensitive to changes in the U.S. dollar. U.S.-China trade relations and debt concerns adversely affected the Chinese stock market, while Turkey and Argentina became embroiled in currency crises, largely due to hyperinflation in both countries. An economic slowdown in Europe led to negative performance for European equities.

In fixed income markets, short-term U.S. Treasury interest rates rose the fastest, while longer-term rates slightly increased. This led to a negative return for long-term U.S. Treasuries and a substantial flattening of the yield curve. Many investors are concerned with the flattening yield curve as a harbinger of recession. However, given the extraordinary monetary measures in the last decade, we believe a more accurate barometer for the economy is the returns along the risk spectrums in stock and bond markets. Although the fundamentals in credit markets remained relatively solid, investment-grade bonds declined slightly, and high-yield bonds posted modest returns.

In response to rising growth and inflation, the U.S. Federal Reserve (the “Fed”) increased short-term interest rates four times during the reporting period. The Fed also continued to reduce its balance sheet during the reporting period, gradually reversing the unprecedented stimulus measures it enacted after the financial crisis. We believe the Fed is likely to continue to raise interest rates in the coming year. By our estimation, the Fed’s neutral interest rate, or the theoretical rate that is neither stimulative nor restrictive to the economy, is approximately 3.0%. With that perspective, the Fed’s current policy is still mildly stimulative to the U.S. economy, which leaves room for further Fed rate hikes to arrive at monetary policy that is a neutral factor for economic growth.

The U.S. economy continued to gain momentum despite the Fed’s modest reduction of economic stimulus; unemployment declined to 3.7%, the lowest rate of unemployment in almost 50 years. The number of job openings reached a record high of more than 7 million, which exceeded the total number of unemployed workers. Strong economic performance has justified the Fed’s somewhat faster pace of rate hikes, as several inflation measures and investors’ expectations for inflation have already surpassed the Fed’s target of 2.0% per year.

While markets have recently focused on the risk of rising long-term interest rates, we continue to believe the primary risk to economic expansion is trade protectionism that could lead to slower global trade and unintended consequences for the globalized supply chain. So far, U.S. tariffs have only had a modest negative impact on economic growth, but the fear of an escalating trade war has stifled market optimism somewhat, leading to higher volatility in risk assets. The outcome of trade negotiations between the United States and China is likely to influence the global growth trajectory and set the tone for free trade in many other nations. Easing of tensions could lead to greater upside for markets, while additional tariffs could adversely affect investor sentiment.

In this environment, investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of October 31, 2018
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	3.40%	7.35%
U.S. small cap equities (Russell 2000® Index)	(1.37)	1.85
International equities (MSCI Europe, Australasia, Far East Index)	(9.92)	(6.85)
Emerging market equities (MSCI Emerging Markets Index)	(16.53)	(12.52)
3-month Treasury bills (ICE BofAML 3-Month U.S. Treasury Bill Index)	0.99	1.68
U.S. Treasury securities (ICE BofAML 10-Year U.S. Treasury Index)	(0.60)	(4.37)
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	(0.19)	(2.05)
Tax-exempt municipal bonds (S&P Municipal Bond Index)	0.45	(0.31)
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	1.14	0.98
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE IS NOT PART OF YOUR FUND REPORT

3

Fund Summary as of October 31, 2018	BlackRock Total Emerging Markets Fund

Investment Objective

BlackRock Total Emerging Markets Fund’s (the “Fund”) investment objective is to seek total return.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended October 31, 2018, the Fund underperformed its custom blended benchmark, MSCI Emerging Markets Index (60%) (“MSCI EM” or the “equity benchmark”)/JPMorgan Emerging Markets Bond Index Plus (40%) (“EMBI+” or the “fixed income benchmark”).

What factors influenced performance?

Both stocks and bonds in the emerging markets posted negative returns in the past 12 months. Investor sentiment was pressured by the combination of the United States’ increasingly protectionist trade policies and tighter monetary policy by the U.S. Fed. Emerging market assets were further hurt by fears that economic instability in Argentina and Turkey would lead to a “contagion” across the broader asset class.

The underperformance of the Fund’s equity portfolio was the primary reason for its shortfall versus the benchmark. Conversely, its positioning in bonds was a modest contributor.

A combination of stock-specific events and macro positioning weighed on the Fund’s results in equities. An overweight in the China-based internet company Sohu.com, Inc., was a key detractor. The stock, which the Fund held on the basis of its attractive relative valuation and the investment adviser’s expectation for favorable seasonality effects, declined due to reduced earnings guidance and an initial public offering by a rival.

Macro thematic positioning also weighed on performance. An overweight in Turkey, which the Fund held primarily through investments in banking stocks, was a key detractor. While the investment adviser believed Turkey would be supported by reasonable valuations and healthy policy dynamics, the market fell sharply amid a decline in the nation’s currency in the summer of 2018. The lack of central bank support for the currency caused the financial sector to feel the brunt of the impact. However, Turkey’s market subsequently rebounded in September after the central bank raised interest rates more than investors had been expecting.

Certain aspects of the stock selection model partially offset the overall weakness of the equity allocation. Fundamental insights added value, as the market turbulence shifted investors’ focus away from high-momentum and faster-growing companies toward those with defensive characteristics and lower valuations. This trend broadly benefited the Fund’s quality insights, as well. Notably, a signal that identifies companies with efficient asset use in generating cash flows performed well in the Taiwan information technology sector. An insight that rewards stocks that use minimal external financing was also additive, particularly in the Indian health care sector. The investment adviser’s preference for lower-volatility stocks was a further contributor.

The Fund’s results in fixed income offset some of the shortfall in equities. Holdings in local currency Mexican debt performed well despite the downturn in the peso. Additionally, the Fund’s investments in high-quality, hard currency bonds outperformed once volatility rose and the broader asset class began to experience weakness. An underweight to Venezuela — which lagged due to the country’s need to restructure its debt — was a plus, as were underweights in other lower-quality issuers such as Argentina, Brazil and Turkey. However, positions in developed-market corporate bonds with emerging-markets exposure declined due to rising rates and concerns about trade policy. The investment adviser reduced the size of this position during the course of the period.

The Fund employed total return swaps (a simple form of derivatives) to gain exposure to certain emerging equity markets. Since the Fund used derivatives as a means to achieve exposure to these markets in a more efficient manner than investing directly in equities, this aspect of its approach did not have an effect on relative performance. The Fund also used forward interest rate swaps to manage currency exposure in its positions in local currency bonds. Since derivatives require less cash to achieve sufficient exposure than investing in the underlying instruments, the Fund held a significant weighting in cash. Given that the Fund achieved its desired exposures through the use of derivatives, the cash position had no material impact on performance.

Describe recent portfolio activity.

Within the equity allocation, the Fund increased its weighting in South Africa to capitalize on the attractive valuations in the country. The Fund maintained its overweight in Turkey for much of the year, although it reduced the allocation late in the period in response to heightened volatility. The Fund boosted its allocation to consumer staples stocks in Mexico due to the increased competitiveness of the nation’s exporters. The investment adviser also added to the portfolio’s weighting in China on the belief that policy reform and monetary accommodation should provide support for stocks.

On the fixed-income side, the Fund invested in local currency bonds as a way to increase yield. This allocation included positions in Mexico, Malaysia and Thailand. The Fund maintained a cautious duration posture given the uptrend in interest rates. (Duration is a measure of interest rate sensitivity.)

Describe portfolio positioning at period end.

South Africa was the largest overweight in the equity portfolio, largely through investments in materials stocks. The investment adviser believes the country offers a favorable combination of compelling valuations and an accommodative monetary policy outlook. The Fund remained overweight in Russian stocks — primarily those in the materials and communications services sectors — based on the market’s attractive valuations. South Korea was the largest underweight in the equity portfolio, as the investment adviser believed valuations were expensive and the outlook for monetary policy was unfavorable. In fixed income, the Fund maintained a preference for local currency debt.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of October 31, 2018 (continued)	BlackRock Total Emerging Markets Fund

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)	Commencement of operations.
(b)	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees. Institutional Shares do not have a sales charge.
(c)

Under normal circumstances, the Fund seeks to invest at least 80% of its net assets plus any borrowings for investment purposes in equity and debt instruments and related derivative instruments issued by, or tied economically to, companies or other issuers located in emerging markets.

(d)

A customized weighted index comprised of the returns of the MSCI Emerging Markets Index (60%) and the JPMorgan Emerging Markets Bond Index Plus (40%). The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets and consists of the following 24 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates. JPMorgan Emerging Markets Bond Index Plus is a market capitalization-weighted index that tracks returns for actively traded external debt instruments in emerging markets.

Performance Summary for the Period Ended October 31, 2018

		Average Annual Total Returns (a)
		1 Year		5 Year		Since Inception (b)
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	(14.31)%	(14.66)%	N/A	0.51%	N/A	(0.42)%	N/A
Investor A	(14.49)	(14.94)	(19.40)%	0.23	(0.85)%	(0.69)	(1.67)%
Investor C	(14.72)	(15.59)	(16.40)	(0.50)	(0.50)	(1.41)	(1.41)
MSCI Emerging Markets Index (60%)/JPMorgan Emerging Markets Bond Index Plus (40%)	(11.38)	(10.12)	N/A	1.94	N/A	1.39	N/A
MSCI Emerging Markets Index	(16.53)	(12.52)	N/A	0.78	N/A	0.77	N/A
JPMorgan Emerging Markets Bond Index Plus	(3.28)	(6.88)	N/A	3.24	N/A	1.90	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 7 for a detailed description of share classes, including any related sales charges and fees.

(b)	The Fund commenced operations on May 16, 2013.
N/A — Not applicable as share class and index do not have a sales charge.
Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

FUND SUMMARY	5

Fund Summary as of October 31, 2018 (continued)	BlackRock Total Emerging Markets Fund

Expense Example

	Actual			Hypothetical (b)
	Beginning Account Value (05/01/18)	Ending Account Value (10/31/18)	Expenses Paid During the Period (a)	Beginning Account Value (05/01/18)	Ending Account Value (10/31/18)	Expenses Paid During the Period (a)	Annualized Expense Ratio
Institutional	$1,000.00	$856.90	$3.98	$1,000.00	$1,020.92	$4.33	0.85%
Investor A	1,000.00	855.10	5.14	1,000.00	1,019.66	5.60	1.10
Investor C	1,000.00	852.80	8.64	1,000.00	1,015.88	9.40	1.85

(a)

For each class of the Fund, expenses are equal to the annualized net expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

(b)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.
See “Disclosure of Expenses” on Page 7 for further information on how expenses were calculated.

Portfolio Information

PORTFOLIO COMPOSITION

Percent of Total Investments
Short-Term Securities	53%
Foreign Agency Obligations	35
Corporate Bonds	9
Common Stocks	3

GEOGRAPHIC ALLOCATION

	Percentage of Total Investments (a)
	Long	Short (b)	Total
United States	11%	—	11%
China	10	—	10
Mexico	8	—	8
South Africa	7	—	7
South Korea	7	—	7
Russia	6	—	6
Taiwan	6	—	6
Brazil	5	—	5
Indonesia	4	—	4
Turkey	4	—	4
Argentina	4	—	4
Colombia	3	—	3
Hong Kong	3	—	3
Philippines	3	—	3
Hungary	3	—	3
Peru	3	—	3
Chile	2	—	2
Poland	1	—	1
Panama	1	—	1
Ukraine	1	—	1
Netherlands	1	—	1
Romania	1	—	1
Venezuela	1	—	1
United Kingdom	1	—	1
Malaysia	1	—	1
Czech Republic	1	—	1
Thailand	1	—	1
Other(c)	1	—	1

(a)	Total investments include the gross notional values of long and short equity securities of the underlying derivative contracts utilized by the Fund and exclude short-term securities.
(b)	Represents less than 1% of total investments.
(c)	Includes holdings within countries representing 1% or less of long-term investments. Please refer to the Consolidated Schedule of Investments for such countries.

6	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

About Fund Performance

Institutional Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors.

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries. Effective November 8, 2018, the Fund will adopt an automatic conversion feature whereby Investor C Shares held for approximately ten years will be automatically converted into Investor A Shares, and, thereafter, investors will be subject to lower ongoing fees.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com to obtain performance data current to the most recent month end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance tables on page 5 assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), the Fund’s investment adviser, has contractually agreed to waive and/or reimburse a portion of the Fund’s expenses. Without such waiver and/or reimbursement, the Fund’s performance would have been lower. The Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See Note 6 of the Notes to Consolidated Financial Statements for additional information on waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges:

(a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense example shown on page 5 (which is based on a hypothetical investment of $1,000 invested on May 1, 2018 and held through October 31, 2018) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Fund’s successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Fund’s investments in these instruments, if any, are discussed in detail in the Notes to Consolidated Financial Statements.

ABOUT FUND PERFORMANCE / DISCLOSURE OF EXPENSES / DERIVATIVE FINANCIAL INSTRUMENTS	7

Consolidated Schedule of Investments October 31, 2018	BlackRock Total Emerging Markets Fund (Percentages shown are based on Net Assets)

Security	Shares		Value
Common Stocks — 4.5%
iShares MSCI India ETF(h)		277,300	$8,371,687

Total Common Stocks — 4.5% (Cost — $9,008,911)			8,371,687

	Par (000)
Corporate Bonds — 13.1%

British Virgin Islands — 0.3%
China Great Wall International Holdings III Ltd., 2.63%, 10/27/21	USD	200	190,561
Sinochem Overseas Capital Co. Ltd., 4.50%, 11/12/20		100	101,144
Sinopec Group Overseas Development 2013 Ltd., 4.38%, 10/17/23		200	202,266

			493,971
Cayman Islands — 0.1%
Three Gorges Finance I Cayman Islands Ltd., 3.70%, 06/10/25		200	192,810

Chile — 2.7%
Banco del Estado de Chile, 4.13%, 10/07/20		100	100,874
Bonos del Banco Central de Chile en UF, 3.00%, 03/01/22	CLP	3,140,975	4,785,737
Corp. Nacional del Cobre de Chile, 5.63%, 10/18/43	USD	200	214,501

			5,101,112
China — 0.1%
China Minmetals Corp., 3.75%(a)(b)		200	184,289

Hungary — 0.2%
Magyar Export-Import Bank Zrt, 4.00%, 01/30/20		200	200,383
MFB Magyar Fejlesztesi Bank Zrt, 6.25%, 10/21/20		200	208,650

			409,033
Indonesia — 0.3%
Perusahaan Penerbit SBSN Indonesia III:
3.40%, 03/29/22		200	194,900
4.35%, 09/10/24		400	394,000

			588,900
Kazakhstan — 0.1%
Development Bank of Kazakhstan JSC, 4.13%, 12/10/22		200	196,096

Malaysia — 0.3%
Petroliam Nasional Bhd, 7.63%, 10/15/26		100	122,926
Petronas Capital Ltd.:
5.25%, 08/12/19		100	101,549
7.88%, 05/22/22		250	282,671

			507,146
Peru — 0.1%
Petroleos del Peru SA, 4.75%, 06/19/32		200	185,300

Philippines — 0.1%
Power Sector Assets & Liabilities Management Corp., 7.39%, 12/02/24		100	116,240

United States — 8.8%
3M Co., 3.13%, 09/19/46		100	81,398
Amazon.com, Inc.:
4.80%, 12/05/34		200	210,470
4.95%, 12/05/44		300	322,222
4.05%, 08/22/47		450	418,317
Apple, Inc.:
4.50%, 02/23/36		100	103,990
3.85%, 05/04/43		500	459,983

Security	Par (000)		Value
United States (continued)
3.45%, 02/09/45	USD	100	$85,835
4.38%, 05/13/45		200	199,237
4.65%, 02/23/46		250	257,889
3.85%, 08/04/46		100	91,394
4.25%, 02/09/47		100	97,168
3.75%, 11/13/47		400	359,007
Bristol-Myers Squibb Co., 4.50%, 03/01/44		100	102,458
Cisco Systems, Inc.:
5.90%, 02/15/39		300	362,768
5.50%, 01/15/40		200	230,785
Eli Lilly & Co., 3.70%, 03/01/45		400	363,740
Exxon Mobil Corp.:
3.57%, 03/06/45		150	133,363
4.11%, 03/01/46		100	96,505
Goldman Sachs Group, Inc.:
6.25%, 02/01/41		200	232,169
4.80%, 07/08/44		150	146,408
HSBC Holdings PLC:
6.50%, 05/02/36		150	171,951
6.50%, 09/15/37		400	461,217
6.80%, 06/01/38		100	118,628
6.10%, 01/14/42		100	116,305
Intel Corp.:
4.25%, 12/15/42		400	389,115
4.10%, 05/19/46		100	95,178
3.73%, 12/08/47		150	133,729
International Business Machines Corp.:
5.88%, 11/29/32		50	57,847
5.60%, 11/30/39		75	84,221
4.00%, 06/20/42		100	90,682
4.70%, 02/19/46		100	100,237
Johnson & Johnson:
4.38%, 12/05/33		100	103,951
3.63%, 03/03/37		400	370,621
4.50%, 09/01/40		200	205,028
3.70%, 03/01/46		400	363,027
Merck & Co., Inc.:
3.60%, 09/15/42		100	90,584
4.15%, 05/18/43		150	145,657
3.70%, 02/10/45		400	363,240
Microsoft Corp.:
3.50%, 02/12/35		75	70,057
3.45%, 08/08/36		400	368,053
4.10%, 02/06/37		300	300,602
4.50%, 10/01/40		150	155,743
5.30%, 02/08/41		100	114,928
3.50%, 11/15/42		100	89,415
3.75%, 02/12/45		100	92,826
4.45%, 11/03/45		225	232,364
3.70%, 08/08/46		100	92,040
4.25%, 02/06/47		700	706,290
Morgan Stanley:
4.46%, 04/22/39(a)		300	286,872
6.38%, 07/24/42		100	120,866
4.30%, 01/27/45		500	460,038
4.38%, 01/22/47		200	186,471
NIKE, Inc.:
3.88%, 11/01/45		75	69,176
3.38%, 11/01/46		100	83,994
Oracle Corp.:
3.90%, 05/15/35		300	279,686
3.85%, 07/15/36		200	184,444
3.80%, 11/15/37		300	273,462
5.38%, 07/15/40		100	110,366

8	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) October 31, 2018	BlackRock Total Emerging Markets Fund (Percentages shown are based on Net Assets)

Security	Par (000)		Value
United States (continued)
4.13%, 05/15/45	USD	300	$275,498
4.00%, 07/15/46		200	180,207
4.00%, 11/15/47		500	449,639
PepsiCo, Inc.:
4.25%, 10/22/44		100	97,254
4.45%, 04/14/46		400	403,030
3.45%, 10/06/46		400	341,880
Pfizer, Inc.:
7.20%, 03/15/39		150	202,220
4.30%, 06/15/43		350	340,360
4.40%, 05/15/44		125	123,412
Procter & Gamble Co., 3.50%, 10/25/47		300	269,450
Visa, Inc.:
4.15%, 12/14/35		300	299,675
4.30%, 12/14/45		400	395,574
Wal-Mart Stores, Inc.:
6.20%, 04/15/38		300	368,695
5.63%, 04/01/40		75	87,960
Walmart, Inc.:
4.00%, 04/11/43		100	94,009
3.63%, 12/15/47		400	354,221
Walt Disney Co., 4.13%, 06/01/44		200	190,295

			16,567,396

Total Corporate Bonds — 13.1% (Cost — $26,317,470)			24,542,293

Foreign Agency Obligations — 51.8%

Argentina — 4.5%
Argentine Republic Government International Bond:
6.88%, 04/22/21		1,300	1,243,450
5.63%, 01/26/22		800	718,000
7.50%, 04/22/26		2,050	1,788,625
6.88%, 01/26/27		1,000	832,500
6.63%, 07/06/28		500	396,755
8.28%, 12/31/33		1,465	1,252,843
7.13%, 07/06/36		350	266,179
2.50%, 12/31/38(c)		1,400	779,800
7.63%, 04/22/46		900	704,250
7.13%, 06/28/17		700	520,107

			8,502,509
Brazil — 3.5%
Brazilian Government International Bond:
4.88%, 01/22/21		600	609,600
2.63%, 01/05/23		700	648,207
4.25%, 01/07/25		1,000	965,360
6.00%, 04/07/26		840	877,867
4.63%, 01/13/28		1,000	938,010
7.13%, 01/20/37		500	550,000
5.63%, 01/07/41		800	736,400
5.00%, 01/27/45		1,000	835,000
5.63%, 02/21/47		500	448,750

			6,609,194
Chile — 0.1%
Chile Government International Bond, 3.13%, 01/21/26		200	189,552

Colombia — 3.4%
Colombia Government International Bond:
4.38%, 07/12/21		750	759,750
2.63%, 03/15/23		200	187,500
4.00%, 02/26/24		200	197,500
8.13%, 05/21/24		650	765,050
4.50%, 01/28/26		400	400,000

Security	Par (000)		Value
Colombia (continued)
3.88%, 04/25/27	USD	600	$571,200
7.38%, 09/18/37		500	603,750
6.13%, 01/18/41		800	864,808
5.63%, 02/26/44		600	614,400
5.00%, 06/15/45		1,400	1,325,114

			6,289,072
Hungary — 2.3%
Hungary Government International Bond:
6.38%, 03/29/21		950	1,005,575
5.38%, 02/21/23		974	1,023,263
5.75%, 11/22/23		700	749,876
5.38%, 03/25/24		1,000	1,060,200
7.63%, 03/29/41		300	407,250

			4,246,164
Indonesia — 5.4%
Indonesia Government International Bond:
4.88%, 05/05/21		700	714,750
3.75%, 04/25/22		600	588,620
3.38%, 04/15/23		400	382,350
5.88%, 01/15/24		600	631,142
4.13%, 01/15/25		800	768,172
4.75%, 01/08/26		400	395,319
4.35%, 01/08/27		400	384,448
7.75%, 01/17/38		600	747,704
5.25%, 01/17/42		800	768,334
4.63%, 04/15/43		300	266,265
6.75%, 01/15/44		600	690,172
5.13%, 01/15/45		600	563,609
5.95%, 01/08/46		200	209,838
5.25%, 01/08/47		400	383,990
4.35%, 01/11/48		200	171,301
Indonesia Treasury Bond, 7.00%, 05/15/27	IDR	39,913,000	2,365,507

			10,031,521
Kazakhstan — 0.1%
Kazakhstan Government International Bond, 5.13%, 07/21/25	USD	200	210,847

Malaysia — 0.1%
Export-Import Bank of Malaysia Bhd, 2.48%, 10/20/21		200	191,929

Mexico — 6.7%
Mexican Udibonos, 4.50%, 12/04/25	MXN	47,949	2,403,969
Mexico Government International Bond:
3.50%, 01/21/21	USD	250	249,355
3.63%, 03/15/22		500	494,000
4.00%, 10/02/23		1,200	1,186,200
3.60%, 01/30/25		800	758,400
4.13%, 01/21/26		600	578,070
4.15%, 03/28/27		800	760,696
6.75%, 09/27/34		630	722,925
6.05%, 01/11/40		1,050	1,089,375
4.75%, 03/08/44		1,100	975,161
5.55%, 01/21/45		850	839,808
4.60%, 01/23/46		600	518,106
4.35%, 01/15/47		600	499,794
4.60%, 02/10/48		800	694,016
5.75%, 10/12/10		800	734,000

			12,503,875
Panama — 1.6%
Panama Government International Bond:
4.00%, 09/22/24		200	199,000

CONSOLIDATED SCHEDULE OF INVESTMENTS	9

Consolidated Schedule of Investments (continued) October 31, 2018	BlackRock Total Emerging Markets Fund (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Panama (continued)
7.13%, 01/29/26	USD	550	$643,764
3.88%, 03/17/28		700	672,357
9.38%, 04/01/29		300	415,500
6.70%, 01/26/36		800	958,000
4.30%, 04/29/53		200	178,802

			3,067,423
Peru — 1.2%
Peruvian Government International Bond:
7.35%, 07/21/25		400	482,000
4.13%, 08/25/27		400	403,000
6.55%, 03/14/37		500	608,750
5.63%, 11/18/50		700	784,000

			2,277,750
Philippines — 3.2%
Philippine Government International Bond:
4.00%, 01/15/21		400	403,948
4.20%, 01/21/24		200	201,983
5.50%, 03/30/26		600	648,462
9.50%, 02/02/30		750	1,079,548
7.75%, 01/14/31		700	917,494
6.38%, 01/15/32		400	477,598
6.38%, 10/23/34		500	607,585
5.00%, 01/13/37		600	635,666
3.95%, 01/20/40		600	553,358
3.70%, 03/01/41		200	177,702
3.70%, 02/02/42		400	354,940

			6,058,284
Poland — 1.1%
Poland Government International Bond:
6.38%, 07/15/19		500	511,862
5.13%, 04/21/21		400	415,800
3.00%, 03/17/23		700	681,779
3.25%, 04/06/26		400	383,000

			1,992,441
Romania — 1.1%
Romanian Government International Bond:
4.38%, 08/22/23		900	898,029
4.88%, 01/22/24		900	916,920
6.13%, 01/22/44		300	323,028

			2,137,977
Russia — 4.5%
Russian Foreign Bond — Eurobond:
5.00%, 04/29/20		300	305,053
4.50%, 04/04/22		400	403,524
4.88%, 09/16/23		1,000	1,022,470
4.75%, 05/27/26		1,200	1,183,800
4.25%, 06/23/27		600	568,012
7.50%, 03/31/30(c)		1,660	1,813,616
5.63%, 04/04/42		1,000	1,016,050
5.88%, 09/16/43		400	419,976
5.25%, 06/23/47		1,800	1,666,080

			8,398,581
South Africa — 3.3%
Republic of South Africa Government International Bond:
5.50%, 03/09/20		500	505,000
5.88%, 05/30/22		400	408,120
4.67%, 01/17/24		490	468,185
5.88%, 09/16/25		400	394,464
4.88%, 04/14/26		200	185,000
4.30%, 10/12/28		500	426,250
5.38%, 07/24/44		200	165,314

Security	Par (000)		Value
South Africa (continued)
5.00%, 10/12/46	USD	400	$319,200
South Africa Government Bond — CPI Linked, 5.50%, 12/07/23	ZAR	44,682	3,384,775

			6,256,308
South Korea — 2.1%
Inflation Linked Korea Treasury Bond, 1.13%, 06/10/23	KRW	4,416,498	3,981,627

Turkey — 4.8%
Turkey Government International Bond:
7.00%, 06/05/20	USD	450	452,909
5.63%, 03/30/21		500	487,472
5.13%, 03/25/22		400	376,124
6.25%, 09/26/22		700	678,107
3.25%, 03/23/23		450	385,875
5.75%, 03/22/24		500	465,746
7.38%, 02/05/25		1,200	1,189,387
4.25%, 04/14/26		200	164,673
4.88%, 10/09/26		1,100	929,790
6.00%, 03/25/27		900	810,709
11.88%, 01/15/30		300	389,250
6.75%, 05/30/40		600	520,500
6.00%, 01/14/41		700	556,875
4.88%, 04/16/43		600	425,508
6.63%, 02/17/45		400	337,712
5.75%, 05/11/47		1,100	833,250

			9,003,887
Ukraine — 1.5%
Ukraine Government International Bond:
7.75%, 09/01/20		700	696,500
7.75%, 09/01/21		200	196,742
7.75%, 09/01/23		600	570,719
7.75%, 09/01/24		100	93,750
7.75%, 09/01/26		500	451,910
7.75%, 09/01/27		100	89,422
7.38%, 09/25/32		800	666,768

			2,765,811
Uruguay — 0.2%
Uruguay Government International Bond:
7.88%, 01/15/33		100	130,000
4.13%, 11/20/45		200	173,500

			303,500
Venezuela — 1.1%
Venezuela Government International Bond(d)(e):
7.75%, 10/13/19		730	179,945
6.00%, 12/09/20		345	84,525
12.75%, 08/23/22		932	237,660
9.00%, 05/07/23		750	189,375
8.25%, 10/13/24		655	163,750
7.65%, 04/21/25		290	72,863
11.75%, 10/21/26		766	195,330
9.25%, 09/15/27		1,050	265,125
9.25%, 05/07/28		700	175,000
11.95%, 08/05/31		1,415	360,825
9.38%, 01/13/34		575	162,725
7.00%, 03/31/38		200	48,600

			2,135,723

Total Foreign Agency Obligations — 51.8% (Cost — $106,867,294)			97,153,975

Total Long-Term Investments — 69.4% (Cost — $142,193,675)			130,067,955

10	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) October 31, 2018	BlackRock Total Emerging Markets Fund (Percentages shown are based on Net Assets)

Security	Shares	Value
Short-Term Securities — 16.0%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 2.07%(f)(g)(h)	29,979,824	$29,979,824

Total Short-Term Securities — 16.0% (Cost — $29,979,824)		29,979,824

Total Investments — 85.4% (Cost — $172,173,499)		160,047,779
Other Assets Less Liabilities — 14.6%		27,350,504

Net Assets — 100.0%		$187,398,283

(a)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(b)	Perpetual security with no stated maturity date.
(c)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.
(d)	Non-income producing security.
(e)	Issuer filed for bankruptcy and/or is in default.
(f)	Annualized 7-day yield as of period end.
(g)	All or a portion of the security is held by a wholly-owned subsidiary. See Note 1 of the Notes to Consolidated Financial Statements for details on the wholly-owned subsidiary.

(h)

During the year ended October 31, 2018, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, and/or related parties of the Fund were as follows:

Affiliate Persons and/or Related Parties	Shares/ Held at 10/31/17	Shares Purchased	Shares Sold		Shares Held at 10/31/18	Value at 10/31/18	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	209,172,307	—	(179,192,483	)(b)	29,979,824	$29,979,824	$1,786,798	$850	$—
iShares MSCI India ETF	—	348,942	(71,642)		277,300	8,371,687	15,787	43,141	(637,224)

						$38,351,511	$1,802,585	$43,991	$(637,224)

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents net shares/investment value sold.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts:
MSCI Emerging Markets E-Mini Index	23	12/21/18	$1,100	$(1,546)

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
AUD	939,000	USD	663,036	Goldman Sachs International	11/14/18	$2,006
AUD	321,000	USD	226,718	HSBC Bank PLC	11/14/18	629
AUD	4,399,000	USD	3,112,804	JPMorgan Chase Bank N.A.	11/14/18	2,768
BRL	4,410,000	USD	1,176,471	BNP Paribas S.A.	11/14/18	7,281
BRL	1,695,000	USD	452,121	JPMorgan Chase Bank N.A.	11/14/18	2,859
BRL	1,699,000	USD	451,501	JPMorgan Chase Bank N.A.	11/14/18	4,552
BRL	3,040,000	USD	804,020	JPMorgan Chase Bank N.A.	11/14/18	11,990
BRL	4,415,000	USD	1,174,827	JPMorgan Chase Bank N.A.	11/14/18	10,267
CHF	294,000	EUR	256,701	Deutsche Bank AG	11/14/18	1,197
CHF	3,006,000	EUR	2,630,964	JPMorgan Chase Bank N.A.	11/14/18	5,064
EUR	988,103	CHF	1,126,000	Deutsche Bank AG	11/14/18	1,035
EUR	364,155	HUF	117,634,000	HSBC Bank PLC	11/14/18	2,264
EUR	584,113	HUF	188,281,000	Morgan Stanley & Co. International PLC	11/14/18	5,050
EUR	798,890	NOK	7,623,000	Deutsche Bank AG	11/14/18	965
EUR	292,514	NOK	2,769,000	Goldman Sachs International	11/14/18	2,984
EUR	772,229	NOK	7,372,000	JPMorgan Chase Bank N.A.	11/14/18	529
EUR	572,332	PLN	2,461,000	Deutsche Bank AG	11/14/18	7,391
GBP	1,175,000	USD	1,502,126	Deutsche Bank AG	11/14/18	520
HUF	8,332,000	EUR	25,596	Morgan Stanley & Co. International PLC	11/14/18	63
IDR	5,174,591,000	USD	337,476	BNP Paribas S.A.	11/14/18	2,181

CONSOLIDATED SCHEDULE OF INVESTMENTS	11

Consolidated Schedule of Investments (continued) October 31, 2018	BlackRock Total Emerging Markets Fund

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
INR	44,215,000	USD	592,802	BNP Paribas S.A.	11/14/18	$3,602
INR	15,403,000	USD	205,675	Merrill Lynch International	11/14/18	2,092
JPY	143,698,000	USD	1,274,381	Deutsche Bank AG	11/14/18	207
NZD	522,000	USD	337,106	Goldman Sachs International	11/14/18	3,571
NZD	912,000	USD	586,823	Goldman Sachs International	11/14/18	8,382
RON	1,681,000	EUR	358,479	Goldman Sachs International	11/14/18	1,715
RON	227,000	EUR	48,473	JPMorgan Chase Bank N.A.	11/14/18	158
RUB	1,098,000	USD	16,376	JPMorgan Chase Bank N.A.	11/14/18	267
RUB	32,850,000	USD	492,105	JPMorgan Chase Bank N.A.	11/14/18	5,803
SEK	9,046,000	EUR	866,767	Barclays Bank PLC	11/14/18	6,788
TRY	1,417,000	USD	240,642	BNP Paribas S.A.	11/14/18	10,888
TRY	425,000	USD	67,563	JPMorgan Chase Bank N.A.	11/14/18	7,878
TWD	7,901,000	USD	254,928	BNP Paribas S.A.	11/14/18	471
TWD	40,312,000	USD	1,299,968	JPMorgan Chase Bank N.A.	11/14/18	3,113
USD	466,779	AUD	655,000	Deutsche Bank AG	11/14/18	2,878
USD	628,173	AUD	886,000	Goldman Sachs International	11/14/18	668
USD	629,438	AUD	885,000	JPMorgan Chase Bank N.A.	11/14/18	2,640
USD	1,827,292	CAD	2,363,000	BNP Paribas S.A.	11/14/18	31,928
USD	538,548	CAD	707,000	Deutsche Bank AG	11/14/18	1,382
USD	64,737	CAD	84,000	HSBC Bank PLC	11/14/18	915
USD	654,199	CAD	859,000	JPMorgan Chase Bank N.A.	11/14/18	1,546
USD	198,552	CLP	132,754,000	JPMorgan Chase Bank N.A.	11/14/18	7,803
USD	626,158	CLP	420,434,000	JPMorgan Chase Bank N.A.	11/14/18	22,052
USD	228,577	COP	712,113,000	BNP Paribas S.A.	11/14/18	7,502
USD	101,087	COP	310,841,000	JPMorgan Chase Bank N.A.	11/14/18	4,586
USD	189,614	COP	581,167,000	JPMorgan Chase Bank N.A.	11/14/18	9,191
USD	493,109	EUR	430,000	Deutsche Bank AG	11/14/18	5,620
USD	3,696,428	EUR	3,242,000	Deutsche Bank AG	11/14/18	20,982
USD	123,234	EUR	107,000	HSBC Bank PLC	11/14/18	1,929
USD	4,264,375	EUR	3,749,000	JPMorgan Chase Bank N.A.	11/14/18	14,144
USD	618,718	GBP	474,000	Barclays Bank PLC	11/14/18	12,545
USD	647,079	GBP	505,000	Deutsche Bank AG	11/14/18	1,261
USD	599,303	GBP	459,000	Goldman Sachs International	11/14/18	12,312
USD	1,449,558	GBP	1,103,000	Goldman Sachs International	11/14/18	38,990
USD	871,488	GBP	662,000	HSBC Bank PLC	11/14/18	24,892
USD	228,446	IDR	3,478,323,000	Merrill Lynch International	11/14/18	131
USD	207,636	JPY	23,234,000	Deutsche Bank AG	11/14/18	1,552
USD	482,715	JPY	54,259,000	Deutsche Bank AG	11/14/18	1,442
USD	655,087	JPY	73,811,000	JPMorgan Chase Bank N.A.	11/14/18	391
USD	3,480,958	KRW	3,927,147,000	BNP Paribas S.A.	11/14/18	39,871
USD	293,512	KRW	333,723,000	JPMorgan Chase Bank N.A.	11/14/18	1,094
USD	127,331	MXN	2,444,000	Barclays Bank PLC	11/14/18	7,190
USD	324,685	MXN	6,154,000	Barclays Bank PLC	11/14/18	22,168
USD	420,534	NZD	644,000	Deutsche Bank AG	11/14/18	236
USD	570,965	NZD	872,000	Goldman Sachs International	11/14/18	1,865
USD	673,811	NZD	1,027,000	JPMorgan Chase Bank N.A.	11/14/18	3,552
USD	115,872	RUB	7,618,000	JPMorgan Chase Bank N.A.	11/14/18	406
USD	686,983	SGD	945,000	Goldman Sachs International	11/14/18	4,583
USD	1,013,684	SGD	1,398,000	Goldman Sachs International	11/14/18	4,165
USD	400,575	THB	13,170,000	HSBC Bank PLC	11/14/18	3,194
USD	2,536,583	TWD	78,317,000	JPMorgan Chase Bank N.A.	11/14/18	4,995
USD	5,072,124	CLP	3,358,000,000	BNP Paribas S.A.	12/11/18	245,225
USD	2,571,164	IDR	38,287,198,000	Citibank N.A.	12/11/18	70,378
USD	3,962,822	KRW	4,400,000,000	Deutsche Bank AG	12/11/18	103,737
USD	2,718,257	MXN	52,900,000	Barclays Bank PLC	12/11/18	129,512
USD	3,700,147	ZAR	54,300,000	JPMorgan Chase Bank N.A.	12/11/18	37,039

						1,035,022

AUD	1,578,000	USD	1,118,575	JPMorgan Chase Bank N.A.	11/14/18	(963)
BRL	2,082,000	USD	564,293	BNP Paribas S.A.	11/14/18	(5,434)
CAD	1,623,000	USD	1,236,152	Deutsche Bank AG	11/14/18	(3,027)
CAD	1,048,000	USD	800,516	Goldman Sachs International	11/14/18	(4,266)

12	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) October 31, 2018	BlackRock Total Emerging Markets Fund

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
CHF	2,171,000	EUR	1,905,069	Deutsche Bank AG	11/14/18	$(1,931)
CHF	222,000	EUR	194,934	Goldman Sachs International	11/14/18	(342)
CHF	254,000	EUR	222,848	Goldman Sachs International	11/14/18	(182)
CHF	303,000	EUR	266,275	Goldman Sachs International	11/14/18	(712)
COP	6,800,408,000	USD	2,241,326	JPMorgan Chase Bank N.A.	11/14/18	(130,147)
EUR	1,057,273	CHF	1,207,000	JPMorgan Chase Bank N.A.	11/14/18	(1,056)
EUR	196,554	RON	918,000	Barclays Bank PLC	11/14/18	(44)
EUR	123,710	RON	579,000	JPMorgan Chase Bank N.A.	11/14/18	(322)
EUR	738,382	SEK	7,679,000	Deutsche Bank AG	11/14/18	(2,817)
EUR	56,099	SEK	586,000	Goldman Sachs International	11/14/18	(497)
EUR	162,130	SEK	1,693,000	Goldman Sachs International	11/14/18	(1,371)
EUR	361,088	SEK	3,771,000	Goldman Sachs International	11/14/18	(3,103)
EUR	839,355	SEK	8,735,000	JPMorgan Chase Bank N.A.	11/14/18	(3,848)
EUR	71,000	USD	82,486	BNP Paribas S.A.	11/14/18	(1,994)
EUR	6,649,671	USD	7,654,274	BNP Paribas S.A.	11/14/18	(115,561)
EUR	29,000	USD	33,115	Deutsche Bank AG	11/14/18	(238)
EUR	6,941,000	USD	7,871,816	Deutsche Bank AG	11/14/18	(2,824)
EUR	388,000	USD	446,246	Goldman Sachs International	11/14/18	(6,371)
GBP	395,000	USD	517,185	BNP Paribas S.A.	11/14/18	(12,040)
GBP	471,000	USD	610,935	Barclays Bank PLC	11/14/18	(8,598)
GBP	457,000	USD	602,913	JPMorgan Chase Bank N.A.	11/14/18	(18,480)
GBP	441,000	USD	573,879	Morgan Stanley & Co. International PLC	11/14/18	(9,908)
HUF	1,106,051,000	EUR	3,409,104	Goldman Sachs International	11/14/18	(4,443)
INR	50,294,000	USD	681,062	BNP Paribas S.A.	11/14/18	(2,661)
INR	1,347,000	USD	18,379	Merrill Lynch International	11/14/18	(209)
JPY	92,086,000	USD	818,547	JPMorgan Chase Bank N.A.	11/14/18	(1,753)
KRW	405,348,000	USD	358,018	Merrill Lynch International	11/14/18	(2,840)
MXN	6,778,000	USD	356,278	Deutsche Bank AG	11/14/18	(23,087)
MXN	1,347,000	USD	69,418	HSBC Bank PLC	11/14/18	(3,202)
NOK	12,807,000	EUR	1,344,271	Deutsche Bank AG	11/14/18	(3,999)
NOK	2,160,000	EUR	227,396	Goldman Sachs International	11/14/18	(1,438)
NOK	8,227,000	EUR	871,886	Goldman Sachs International	11/14/18	(12,035)
NOK	46,664,000	EUR	4,898,945	JPMorgan Chase Bank N.A.	11/14/18	(15,608)
NZD	2,060,000	USD	1,345,396	Deutsche Bank AG	11/14/18	(964)
NZD	1,942,000	USD	1,276,662	Goldman Sachs International	11/14/18	(9,241)
PLN	16,183,000	EUR	3,752,880	Goldman Sachs International	11/14/18	(36,523)
RUB	3,132,000	USD	47,901	Merrill Lynch International	11/14/18	(429)
SEK	16,149,000	EUR	1,559,484	Deutsche Bank AG	11/14/18	(1,627)
SGD	191,000	USD	137,954	Goldman Sachs International	11/14/18	(30)
SGD	1,201,000	USD	870,466	HSBC Bank PLC	11/14/18	(3,205)
SGD	143,000	USD	103,488	Morgan Stanley & Co. International PLC	11/14/18	(226)
THB	53,082,000	USD	1,620,231	Barclays Bank PLC	11/14/18	(18,574)
TWD	24,823,000	USD	808,435	JPMorgan Chase Bank N.A.	11/14/18	(6,034)
TWD	25,650,000	USD	830,231	JPMorgan Chase Bank N.A.	11/14/18	(1,098)
USD	604,855	AUD	855,000	Deutsche Bank AG	11/14/18	(695)
USD	1,404,363	BRL	5,478,000	JPMorgan Chase Bank N.A.	11/14/18	(66,066)
USD	1,556,155	BRL	6,055,000	JPMorgan Chase Bank N.A.	11/14/18	(69,155)
USD	1,554,557	BRL	6,055,000	Merrill Lynch International	11/14/18	(70,753)
USD	805,034	GBP	632,000	JPMorgan Chase Bank N.A.	11/14/18	(3,197)
USD	187,486	IDR	2,902,636,000	BNP Paribas S.A.	11/14/18	(3,042)
USD	73,163	IDR	1,123,049,000	JPMorgan Chase Bank N.A.	11/14/18	(553)
USD	158,538	IDR	2,421,027,000	JPMorgan Chase Bank N.A.	11/14/18	(377)
USD	3,791,664	JPY	430,176,000	Goldman Sachs International	11/14/18	(23,959)
USD	155,213	JPY	17,529,000	JPMorgan Chase Bank N.A.	11/14/18	(268)
USD	7,871,436	NZD	12,163,000	JPMorgan Chase Bank N.A.	11/14/18	(66,587)
USD	650,186	PHP	34,993,000	JPMorgan Chase Bank N.A.	11/14/18	(5,566)
USD	798,933	PHP	43,446,000	JPMorgan Chase Bank N.A.	11/14/18	(15,223)
USD	815,252	PHP	44,097,000	JPMorgan Chase Bank N.A.	11/14/18	(11,104)
USD	1,782,025	PHP	96,960,000	JPMorgan Chase Bank N.A.	11/14/18	(34,958)
USD	38,776	PHP	2,109,000	Merrill Lynch International	11/14/18	(746)
USD	348,577	PHP	18,987,000	Merrill Lynch International	11/14/18	(7,230)
USD	46,332	TRY	289,000	HSBC Bank PLC	11/14/18	(4,968)

CONSOLIDATED SCHEDULE OF INVESTMENTS	13

Consolidated Schedule of Investments (continued) October 31, 2018	BlackRock Total Emerging Markets Fund

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	125,897	TRY	790,000	HSBC Bank PLC	11/14/18	$(14,334)
USD	877,165	ZAR	12,979,000	BNP Paribas S.A.	11/14/18	(1,352)
USD	164,935	ZAR	2,490,000	JPMorgan Chase Bank N.A.	11/14/18	(3,607)
ZAR	3,647,000	USD	252,696	BNP Paribas S.A.	11/14/18	(5,839)

						(894,881)

						$140,141

Centrally Cleared Interest Rate Swaps

Paid by the Fund		Received by the Fund		Effective Date (a)	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
28 Day MXIBOR, 8.17%	Monthly	8.19%	Monthly	03/20/19	03/13/24	MXN	81,960	$(111,935)	$65	$(112,000)
3-Month JIBAR, 7.03%	Quarterly	8.39	Quarterly	03/20/19	03/20/24	ZAR	54,380	14,781	62	14,719

								$(97,154)	$127	$(97,281)

(a)	Forward swap.

OTC Interest Rate Swaps

Paid by the Fund		Received by the Fund		Counterparty	Effective Date (a)	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
1-Day CLP Interbank Rate, 2.73%	Quarterly	4.20%	Quarterly	Goldman Sachs Bank USA	03/20/19	03/20/24	CLP	2,473,280	$12,311	$—	$12,311
3-Month KLIBOR, 3.69%	Quarterly	3.99	Quarterly	JPMorgan Chase Bank N.A.	03/20/19	03/20/24	MYR	30,840	(11,098)	—	(11,098)
3-Month KRW LIBOR, 1.81%	Quarterly	1.96	Quarterly	Deutsche Bank AG	03/20/19	03/20/24	KRW	4,087,920	(5,730)	—	(5,730)
3-Month TWD Secondary Bank Rate, 0.66%	Quarterly	1.03	Quarterly	Goldman Sachs Bank USA	03/20/19	03/20/24	TWD	105,340	1,727	—	1,727
6-Month BIBOR, (0.26%)	Semi-annual	2.28	Semi-annual	Goldman Sachs Bank USA	03/20/19	03/20/24	THB	117,690	2,712	—	2,712

									$(78)	$—	$(78)

(a)	Forward swap.

OTC Total Return Swaps(a)

Reference Entity	Counterparty	Expiration Date	Net Notional Amount	Unrealized Appreciation (Depreciation)		Net Value of Reference Entities	Gross Notional Amount Net Asset Percentage
Equity Securities Long/Short:	Goldman Sachs Bank USA	11/20/18 — 02/28/23	$59,637,304	$(5,433,744	)(b)	$53,945,757	31.8%
	UBS AG	08/15/19	56,140,212	(2,007,857	)(c)	54,138,119	30.0

			$115,777,516	$(7,441,601)		$108,083,876

(a)

In regards to total return swaps with multiple financing rate benchmarks, the Fund receives or pays the total return on a portfolio of long and short positions underlying the total return swap. In addition, the Fund pays or receives a variable rate of interest, based on a specified benchmark, plus or minus a spread in a range of 20 — 850 basis points. The benchmark and spread are determined based upon the country and/or currency of the individual underlying positions. The following are the specified benchmarks used in determining the variable rate of interest:

EMMI EURO Overnight Index Average

South Africa Rand Overnight Deposit Rate

United States Overnight Bank Funding Rate

US Federal Funds Effective Rate (continuous series)

ZAR Overnight Deposit

(b)	Amount includes $257,803 of net dividends and financing fees.
(c)	Amount includes $(5,764) of net dividends and financing fees.

14	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments October 31, 2018	BlackRock Total Emerging Markets Fund

The following table represents the individual long and short positions and related values of the equity securities underlying the total return swap with Goldman Sachs & Co. as of October 31, 2018 expiration dates 11/20/18 — 02/28/23:

	Shares	Value	% of Basket Value
Reference Entity — Long

Brazil
Companhia Siderurgica Nacional SA	19,050	$48,988	0.1%
Hypera SA	65,900	527,342	1.0
Iochpe-Maxion SA	65,800	342,659	0.6
Randon Participacoes SA, Preference Shares	39,200	83,635	0.2
TIM Participacoes SA — ADR	60,014	928,416	1.7
Transmissora Alianca de Energia Eletrica SA	37,800	226,099	0.4

		2,157,139
China
51job, Inc. — ADR	1,714	105,257	0.2
58.com, Inc. — ADR	1,551	101,730	0.2
Alibaba Group Holding Ltd. — ADR	12,025	1,710,917	3.2
Anhui Expressway Co. Ltd. , Class H	28,000	16,244	0.0
Autohome, Inc. — ADR	13,289	961,858	1.8
China CITIC Bank Corp. Ltd., Class H	632,000	391,735	0.7
China Communications Services Corp. Ltd., Class H	110,000	89,141	0.2
China Mobile Ltd. — ADR	9,093	423,279	0.8
China Petroleum & Chemical Corp., Class H	1,634,000	1,331,017	2.5
China Reinsurance Group Corp., Class H	210,000	40,245	0.1
Fanhua, Inc., ADR	487	13,042	0.0
Hollysys Automation Technologies Ltd.	23,864	458,666	0.9
Inke, Ltd.	494,000	143,221	0.3
Lenovo Group Ltd.	544,000	346,958	0.6
Li Ning Co. Ltd.	16,500	15,521	0.0
Lonking Holdings Ltd.	563,000	126,937	0.2
Renhe Commercial Holdings Co., Ltd.	424,000	14,374	0.0
SINA Corp.	16,865	1,067,723	2.0
Sinopec Shanghai Petrochemical Co. Ltd., Class H	420,000	184,566	0.3
Sohu.com Ltd., ADR	70,866	1,280,549	2.4
Tencent Holdings Ltd.	33,800	1,157,963	2.1
Tianli Education International Holdings, Ltd.	16,000	2,612	0.0
Tianneng Power International Ltd.	4,000	3,210	0.0
Tingyi Cayman Islands Holding Corp.	502,000	743,787	1.4
Uni-President China Holdings Ltd.	64,000	62,262	0.1
Weichai Power Co. Ltd., Class H	750,000	741,450	1.4
YY, Inc. — ADR	1,045	66,776	0.1
Zhongsheng Group Holdings Ltd.	29,500	53,929	0.1

		11,654,969
Colombia
Bancolombia SA — ADR	56,436	2,084,746	3.9

Czech Republic
CEZ AS	19,205	456,956	0.8
Czech Republic AS	3,738	39,298	0.1
Komercni Banka AS	2,414	91,608	0.2

		587,862
Hong Kong
China Everbright Ltd.	66,000	117,039	0.2
China Travel International Investment Hong Kong Ltd.	666,000	179,030	0.3
Haier Electronics Group Co. Ltd.	373,000	783,292	1.5
Nine Dragons Paper Holdings Ltd.	196,000	187,707	0.4
Shanghai Industrial Holdings Ltd.	128,000	269,567	0.5
Shimao Property Holdings Ltd.	6,000	11,822	0.0
Yuexiu Property Co. Ltd.	3,406,000	540,484	1.0

		2,088,941

	Shares	Value	% of Basket Value
Malaysia
Astro Malaysia Holdings Bhd	336,000	$108,541	0.2%
QL Resources Bhd	12,200	20,567	0.0
Sime Darby Bhd	1,689,700	888,813	1.7

		1,017,921
Mexico
Alsea SAB de CV	35,500	90,772	0.2
Banco del Bajio SA	77,300	151,949	0.3
Coca-Cola Femsa SAB de CV, Series L	8,865	50,563	0.1
Grupo Aeroportuario del Centro Norte SAB de CV	161,337	844,203	1.6
Grupo Aeroportuario del Centro Norte SAB de CV, ADR	11,828	494,055	0.9
Grupo Elektra SAB de CV	1,740	73,646	0.1
Grupo Financiero Banorte SAB de CV, Series O	122,400	673,424	1.2
Industrias Penoles SAB de CV	8,761	123,480	0.2
Kimberly-Clark de Mexico SAB de CV, Class A	566,300	816,278	1.5
Megacable Holdings SAB de CV	6,700	29,708	0.1
Regional SAB de CV	39,600	192,861	0.3
Wal-Mart de Mexico SAB de CV	941,850	2,405,483	4.5

		5,946,422
Netherlands
Yandex NV, Class A	76,033	2,290,874	4.2

Peru
Credicorp Ltd.	12,561	2,835,143	5.3

Philippines
Ayala Corp.	2,725	46,911	0.1
Metropolitan Bank & Trust Co.	4	5	0.0

		46,916
Poland
Bank Handlowy w Warszawie SA	7,573	138,121	0.3

Qatar
Barwa Real Estate Co.	33,619	343,921	0.6
Qatar Electricity & Water Co. QSC	6,804	349,651	0.7
Qatar Islamic Bank SAQ	6,685	279,801	0.5

		973,373
Russia
Inter Rao UES PJSC	8,017,000	485,049	0.9
Magnit PJSC — GDR	5,377	71,616	0.1
Mobile TeleSystems PJSC — ADR	34,105	273,181	0.5
Sistema PJSC FC — GDR	35,051	80,898	0.2

		910,744
South Africa
Absa Group Ltd.	18,418	186,101	0.3
Anglo American Platinum Ltd.	6,581	214,259	0.4
AngloGold Ashanti Ltd.	15,111	147,077	0.3
Barloworld Ltd.	130,590	1,064,419	2.0
Capitec Bank Holdings Ltd.	2,276	152,901	0.3
Clicks Group Ltd.	10,778	137,351	0.2
Gold Fields Ltd.	6,295	16,642	0.0
Massmart Holdings Ltd.	40,408	263,060	0.5
Mr Price Group Ltd.	6,832	106,970	0.2
Standard Bank Group Ltd.	41,106	455,422	0.8
Woolworths Holdings Ltd.	165,483	571,495	1.1

		3,315,697
South Korea
Green Cross Corp.	1,745	183,761	0.3
KB Financial Group, Inc.	1,487	61,925	0.1
Korea Investment Holdings Co. Ltd.	261	13,649	0.0
KT Corp.	1,185	29,815	0.1

CONSOLIDATED SCHEDULE OF INVESTMENTS	15

Consolidated Schedule of Investments (continued) October 31, 2018	BlackRock Total Emerging Markets Fund

	Shares	Value	% of Basket Value
South Korea (continued)
KT Corp. — ADR	113,376	$1,569,124	2.9%
LG Electronics, Inc.	19,517	1,091,094	2.0
LG International Corp.	14,614	201,757	0.4
LOTTE Himart Co. Ltd.	5,740	283,472	0.5
Samsung Electronics Co. Ltd.	15,857	593,619	1.1
Samsung Securities Co. Ltd.	7,878	186,120	0.4

		4,214,336
Taiwan
Anpec Electronics Corp.	53,898	92,469	0.2
Chailease Holding Co. Ltd.	772,760	2,216,400	4.1
China Life Insurance Co. Ltd.	793,000	753,707	1.4
Chipbond Technology Corp.	171,000	314,946	0.6
Elan Microelectronics Corp.	138,600	258,936	0.5
Gemtek Technology Corp.	79,000	47,004	0.1
Holtek Semiconductor, Inc.	311,000	589,181	1.1
Lite-On Semiconductor Corp.	390,000	315,808	0.6
Marketech International Corp.	10,000	13,772	0.0
Nichidenbo Corp.	15,000	23,333	0.1
Nuvoton Technology Corp.	238,000	282,219	0.5
Qisda Corp.	230,000	130,807	0.2
Radiant Opto-Electronics Corp.	602,000	1,582,073	2.9
Synnex Technology International Corp.	712,000	768,345	1.4
Taiwan Semiconductor Manufacturing Co. Ltd.	273,000	2,049,515	3.8
Tatung Co. Ltd.	19,000	22,210	0.0
TCI Co. Ltd.	52,000	728,461	1.4
TPK Holding Co. Ltd.	205,000	319,628	0.6
Uni-President Enterprises Corp.	1,087,000	2,634,728	4.9
Wistron NeWeb Corp.	26,000	60,670	0.1
Yuanta Financial Holding Co. Ltd.	93	45	0.0

		13,204,257
Thailand
Bangkok Chain Hospital PCL	433,700	255,118	0.5
Gulf Energy Development PCL	7,800	18,353	0.0
Krungthai Card PCL	23,500	24,634	0.0

		298,105
United Kingdom
Quilter PLC	128,248	189,949	0.3

Total Reference Entity — Long		53,955,515

Reference Entity — Short

China
China Shanshui Cement Group Ltd.	(23,259)	(9,758)	0.0

Total Reference Entity — Short		(9,758)

Net Value of Reference Entity — Goldman Sachs & Co.		$53,945,757

The following table represents the individual long and short positions and related values of the equity securities underlying the total return swap with UBS AG as of October 31, 2018 expiration date 08/15/19:

	Shares	Value	% of Basket Value
Reference Entity — Long

Brazil
B2W Cia Digital	3,400	$31,520	0.1%
Cia Brasileira de Distribuicao, Preference Shares	6,500	136,620	0.3
Companhia Siderurgica Nacional SA	2,850	7,329	0.0

	Shares	Value	% of Basket Value
Brazil (continued)
Hypera SA	233,500	$1,868,502	3.5%
Iochpe-Maxion SA	91,450	476,233	0.9
Randon Participacoes SA, Preference Shares	279,400	596,113	1.1
TIM Participacoes SA	24,808	77,260	0.1
Transmissora Alianca de Energia Eletrica SA	110,100	658,559	1.2
Ultrapar Participacoes SA	11,000	130,794	0.2

		3,982,930
Chile
Companhia Cervecerias Unidas SA	3,798	47,213	0.1
Embotelladora Andina SA, Preference ‘B’ Shares	12,994	44,917	0.1

		92,130
China
Anhui Expressway Co. Ltd. , Class H	176,000	102,104	0.2
ANTA Sports Products Ltd.	33,000	136,242	0.2
Beijing Capital International Airport Co. Ltd., Class H	34,000	36,912	0.1
BYD Electronic International Co. Ltd.	875,000	1,029,645	1.9
China Aoyuan Property Group, Ltd.	151,000	88,642	0.2
China Communications Services Corp. Ltd., Class H	1,148,000	930,305	1.7
China Minsheng Banking Corp. Ltd., Class H	73,500	54,272	0.1
China Oriental Group Co., Ltd.	28,000	22,216	0.0
China Petroleum & Chemical Corp., Class H	1,680,000	1,368,487	2.5
China Railway Group Ltd., Class H	378,000	337,823	0.6
China Reinsurance Group Corp., Class H	377,000	72,249	0.1
China Resources Gas Group Ltd.	112,000	429,291	0.8
China Yuhua Education Corp., Ltd.	48,000	19,355	0.0
Datang International Power Generation Co. Ltd., Class H	448,000	100,184	0.2
Genscript Biotech Corp.	20,000	30,919	0.1
Guangzhou Baiyunshan Pharmaceutical Holdings Co. Ltd., Class H	20,000	73,010	0.1
Inke, Ltd.	537,000	155,688	0.3
KWG Property Holding Ltd.	1,191,500	914,387	1.7
Lenovo Group Ltd.	134,000	85,464	0.2
Lonking Holdings Ltd.	2,126,000	479,339	0.9
Luye Pharma Group Ltd.	66,000	51,231	0.1
Maanshan Iron & Steel, Class H	62,000	33,389	0.1
Metallurgical Corp. of China Ltd., Class H	535,000	130,035	0.2
Sino Biopharmaceutical Ltd.	178,000	160,661	0.3
Sino-Ocean Group Holding Ltd.	187,500	73,705	0.1
Sinopec Engineering Group Co. Ltd., Class H	67,500	62,880	0.1
Sinopec Shanghai Petrochemical Co. Ltd., Class H	1,548,000	680,259	1.3
Tencent Holdings Ltd.	40,600	1,390,926	2.6
Tianli Education International Holdings, Ltd.	20,000	3,264	0.0
Tianneng Power International Ltd.	932,000	747,939	1.4
Tingyi Cayman Islands Holding Corp.	240,000	355,596	0.7
Tsingtao Brewery Co. Ltd., Class H	10,000	39,545	0.1
Uni-President China Holdings Ltd.	233,000	226,671	0.4
Weichai Power Co. Ltd., Class H	1,361,000	1,345,485	2.5
Yihai International Holding, Ltd.	8,000	17,580	0.0
Zhongsheng Group Holdings Ltd.	35,000	63,984	0.1

		11,849,684
Colombia
Almacenes Exito SA	763	3,294	0.0
Cementos Argos SA	1,951	4,254	0.0
Corp. Financiera Colombiana SA	212	1,297	0.0
Ecopetrol SA	26,107	30,328	0.1
Grupo Argos SA	1,923	8,959	0.0
Grupo de Inversiones Suramericana SA	1,587	15,478	0.0

16	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) October 31, 2018	BlackRock Total Emerging Markets Fund

	Shares	Value	% of Basket Value
Colombia (continued)
Interconexion Electrica SA	4,360	$16,197	0.0%

		79,807
Czech Republic
CEZ AS	34,679	825,138	1.5
Czech Republic AS	4,802	50,485	0.1
Komercni Banka AS	7,650	290,306	0.6

		1,165,929
Greece
Alpha Bank AE	40,085	60,493	0.1
Eurobank Ergasias SA	45,768	30,852	0.1
FF Group	1,346	15	0.0
Hellenic Telecommunications Organization SA	7,713	85,957	0.2
JUMBO SA	4,487	65,332	0.1
Motor Oil Hellas Corinth Refineries SA	875	20,714	0.0
National Bank of Greece SA	14,845	25,693	0.0
OPAP SA	6,058	56,915	0.1

		345,971
Hong Kong
Beijing Enterprises Holdings Ltd.	17,500	94,884	0.2
China Everbright Ltd.	542,000	961,136	1.8
China Gas Holdings Ltd.	54,600	173,322	0.3
China investment Fund International Holdings Co., Ltd.	16,000	54,416	0.1
China Mobile Ltd.	224,000	2,098,405	3.9
China Taiping Insurance Holdings Co. Ltd.	249,800	839,073	1.6
Haier Electronics Group Co. Ltd.	624,000	1,310,387	2.4
Kingboard Laminates Holdings Ltd.	23,000	17,657	0.0
Shanghai Industrial Holdings Ltd.	103,000	216,917	0.4
Shimao Property Holdings Ltd.	100,500	198,029	0.4
Yuexiu Property Co. Ltd.	2,208,000	350,378	0.6
Yuexiu Real Estate Investment Trust	23,000	13,970	0.0

		6,328,574
Hungary
OTP Bank Nyrt	42,778	1,536,818	2.8

Indonesia
Bukit Asam Persero Tbk PT	86,000	24,153	0.1
Pabrik Kertas Tjiwi Kimia Tbk PT	23,300	15,840	0.0

		39,993
Malaysia
Astro Malaysia Holdings Bhd	281,600	90,968	0.1
Sime Darby Bhd	71,400	37,558	0.1

		128,526
Peru
Hochschild Mining PLC	422,597	850,697	1.6

Philippines
Ayala Corp.	68,025	1,171,065	2.2
San Miguel Corp.	18,550	59,369	0.1

		1,230,434
Poland
Alior Bank SA	12,924	194,000	0.3
Bank Millennium SA	81,587	187,813	0.3
Cyfrowy Polsat SA	10,629	61,118	0.1
Grupa Lotos SA	11,219	202,292	0.4
Powszechna Kasa Oszczednosci Bank Polski SA	61,468	638,370	1.2
Powszechny Zaklad Ubezpieczen SA	13,745	140,075	0.3

		1,423,668

	Shares	Value	% of Basket Value
Russia
Aeroflot — Russian Airlines OJSC	236,500	$349,190	0.6%
Inter Rao UES PJSC	11,190,801	677,072	1.3
Lukoil PJSC	348	26,089	0.1
Lukoil PJSC — ADR	10,964	817,464	1.5
Magnit PJSC — GDR	1,704	22,695	0.0
Magnitogorsk Iron & Steel Works PJSC	2,446,016	1,778,369	3.3
Mobile TeleSystems OJSC	57,000	223,562	0.4
Novatek PJSC — GDR	2,260	381,166	0.7
Polymetal International PLC	187,884	1,742,545	3.2
Severstal PJSC	6,210	97,031	0.2
Sistema PJSC FC — GDR	3,642	8,406	0.0
TMK OAO — GDR	15,745	59,831	0.1

		6,183,420
South Africa
Absa Group Ltd.	15,734	158,981	0.3
Anglo American Platinum Ltd.	24,304	791,272	1.4
AngloGold Ashanti Ltd.	16,850	164,002	0.3
Astral Foods, Ltd.	2,805	37,643	0.1
Barloworld Ltd.	44,416	362,028	0.7
Capitec Bank Holdings Ltd.	4,101	275,504	0.5
Clicks Group Ltd.	4,491	57,232	0.1
Gold Fields Ltd.	15,993	42,282	0.1
Massmart Holdings Ltd.	98,529	641,432	1.2
Mondi Ltd.	54,669	1,308,426	2.4
Nedbank Group Ltd.	29,907	505,582	0.9
Pick n Pay Stores Ltd.	120,573	556,830	1.0
Sanlam Ltd.	18,212	91,703	0.2
Sappi Ltd.	61,234	344,046	0.6
Spar Group Ltd.	71,045	846,761	1.6
Standard Bank Group Ltd.	103,156	1,142,888	2.1

		7,326,612
South Korea
Chong Kun Dang Pharmaceutical Corp.	4,007	306,191	0.6
Daesang Corp.	4,127	81,956	0.2
Daewoo Shipbuilding & Marine Engineering Co. Ltd.	809	20,954	0.0
Dong-A ST Co., Ltd.	3,163	232,941	0.4
Fila Korea, Ltd.	458	16,962	0.0
Green Cross Corp.	6,795	715,564	1.3
Hotel Shilla Co. Ltd.	6,239	393,204	0.7
KB Financial Group, Inc.	13,220	550,536	1.0
Korea Investment Holdings Co. Ltd.	5,829	304,835	0.6
LG Electronics, Inc.	24,859	1,389,738	2.6
LG International Corp.	28,992	400,256	0.7
LOTTE Himart Co. Ltd.	1,714	84,646	0.2
NongShim Co. Ltd.	1,101	211,029	0.4
POSCO Chemtech Co., Ltd.	437	25,137	0.1
Posco ICT Co. Ltd.	1	5	0.0
Samsung Electronics Co. Ltd.	65,176	2,439,915	4.5
Samsung Securities Co. Ltd.	6,852	161,880	0.3
Seegene, Inc.	14,769	239,217	0.4

		7,574,966
Taiwan
Taiwan Semiconductor Manufacturing Co. Ltd.	22,000	165,162	0.3

Thailand
Bangkok Chain Hospital PCL	1,777,300	1,045,471	2.0
Thanachart Capital PCL	4,400	5,740	0.0
Total Access Communication PCL	8,500	11,667	0.0

		1,062,878

CONSOLIDATED SCHEDULE OF INVESTMENTS	17

Consolidated Schedule of Investments (continued) October 31, 2018	BlackRock Total Emerging Markets Fund

	Shares	Value	% of Basket Value
Turkey
Coca-Cola Icecek AS	23,038	$113,745	0.2%
Enerjisa Enerji	93,288	80,491	0.1
Tekfen Holding AS	165,816	631,279	1.2

		825,515
United Kingdom
Anglo American PLC	88,115	1,882,533	3.5
Quilter PLC	41,774	61,872	0.1

		1,944,405

Total Reference Entity — Long		54,138,119

Net Value of Reference Entity — UBS AG		$54,138,119

Balances Reported in the Consolidated Statement of Assets and Liabilities for Centrally Cleared Swaps and OTC Swaps

	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation
Centrally Cleared Swaps(a)	$127	$—	$14,719	$(112,000)
OTC Swaps	—	—	16,750	(7,458,429)

(a)

Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Consolidated Schedule of Investments. Only current day’s variation margin is reported within the Consolidated Statement of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

Derivative Financial Instruments Categorized by Risk Exposure

As of year end, the fair values of derivative financial instruments located in the Consolidated Statement of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	$—	$—	$—	$1,035,022	$—	$—	$1,035,022
Swaps — centrally cleared
Net unrealized appreciation(a)	—	—	—	—	14,719	—	14,719
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	—	—	—	—	16,750	—	16,750

	$—	$—	$—	$1,035,022	$31,469	$—	$1,066,491

Liabilities — Derivative Financial Instruments
Futures contracts
Net unrealized depreciation(a)	$—	$—	$1,546	$—	$—	$—	$1,546
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	—	—		894,881		—	894,881
Swaps — centrally cleared
Net unrealized depreciation(a)	—	—	—	—	112,000	—	112,000
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received	—	—	7,441,601	—	16,828	—	7,458,429

	$—	$—	$7,443,147	$894,881	$128,828	$—	$8,466,856

(a)

Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Consolidated Schedule of Investments. Only current day’s variation margin is reported within the Consolidated Statement of Assets and Liabilities.

18	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) October 31, 2018	BlackRock Total Emerging Markets Fund

For the year ended October 31, 2018, the effect of derivative financial instruments in the Consolidated Statement of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$(113,971)	$—	$—	$—	$(113,971)
Forward foreign currency exchange contracts	—	—	—	2,414,769	—	—	2,414,769
Swaps	—	—	4,783,935	—	(395,668)	—	4,388,267

	$—	$—	$4,669,964	$2,414,769	$(395,668)	$—	$6,689,065

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$(168,762)	$—	$—	$—	$(168,762)
Forward foreign currency exchange contracts	—	—	—	(1,076,251)	—	—	(1,076,251)
Swaps	—	—	(27,564,680)	—	412,929	—	(27,151,751)

	$—	$—	$(27,733,442)	$(1,076,251)	$412,929	$—	$(28,396,764)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$6,822,041
Average notional value of contracts — short	$2,017,754
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$132,189,815
Average amounts sold — in USD	$113,878,261
Interest rate swaps:
Average notional amount-receives fixed rate	$37,038,513
Total return swaps:
Average notional amount	$162,396,659

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Consolidated Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Futures contracts	$—	$1,546
Forward foreign currency exchange contracts	1,035,022	894,881
Swaps — Centrally cleared	—	41,320
Swaps — OTC(a)	16,750	7,458,429

Total derivative assets and liabilities in the Consolidated Statement of Assets and Liabilities	$1,051,772	$8,396,176

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	(42,866)

Total derivative assets and liabilities subject to an MNA	$1,051,772	$8,353,310

(a)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums (paid/received) in the Consolidated Statement of Assets and Liabilities.

The following table presents the Fund’s derivative assets (and liabilities) by counterparty net of amounts available for offset under an MNA and net of the related collateral received (and pledged) by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets (b)(c)
Barclays Bank PLC	$178,203	$(27,216)	$—	$—	$150,987
BNP Paribas S.A.	348,949	(147,923)	—	—	201,026
Citibank N.A.	70,378	—	—	—	70,378
Deutsche Bank AG	150,405	(46,939)	—	—	103,466
Goldman Sachs Bank USA	16,750	(16,750)	—	—	—
Goldman Sachs International	81,241	(81,241)	—	—	—
HSBC Bank PLC	33,823	(25,709)	—	—	8,114
JPMorgan Chase Bank N.A.	164,687	(164,687)	—	—	—
Merrill Lynch International	2,223	(2,223)	—	—	—
Morgan Stanley & Co. International PLC	5,113	(5,113)	—	—	—

	$1,051,772	$(517,801)	$—	$—	$533,971

CONSOLIDATED SCHEDULE OF INVESTMENTS	19

Consolidated Schedule of Investments (continued) October 31, 2018	BlackRock Total Emerging Markets Fund

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Pledged	Cash Collateral Pledged (d)	Net Amount of Derivative Liabilities (c)(e)
Barclays Bank PLC	$27,216	$(27,216)	$—	$—	$—
BNP Paribas S.A.	147,923	(147,923)	—	—	—
Deutsche Bank AG	46,939	(46,939)	—		—
Goldman Sachs Bank USA	5,433,744	(16,750)	—	(5,416,994)	—
Goldman Sachs International	104,513	(81,241)	—	—	23,272
HSBC Bank PLC	25,709	(25,709)	—	—	—
JPMorgan Chase Bank N.A.	467,068	(164,687)	—	(160,000)	142,381
Merrill Lynch International	82,207	(2,223)	—	—	79,984
Morgan Stanley & Co. International PLC	10,134	(5,113)	—	—	5,021
UBS AG	2,007,857	—	—	(2,007,857)	—

	$8,353,310	$(517,801)	$—	$(7,584,851)	$250,658

(a)	The amount of derivatives available for offset is limited to the amount of derivative asset and/or liabilities that are subject to an MNA.
(b)	Net amount represents the net amount receivable from the counterparty in the event of default.
(c)	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.
(d)	Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.
(e)	Net amount represents the net amount payable due to counterparty in the event of default.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Consolidated Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Common Stocks	$8,371,687	$—	$—	$8,371,687
Corporate Bonds	—	24,542,293	—	24,542,293
Foreign Agency Obligations	—	97,153,975	—	97,153,975
Short-Term Securities	29,979,824	—	—	29,979,824

	$38,351,511	$121,696,268	$—	$160,047,779

Derivative Financial Instruments(a)
Assets:
Foreign currency exchange contracts	$—	$1,035,022	$—	$1,035,022
Interest rate contracts	—	31,469	—	31,469
Liabilities:
Equity contracts	(1,546)	(7,441,601)	—	(7,443,147)
Foreign currency exchange contracts	—	(894,881)	—	(894,881)
Interest rate contracts	—	(128,828)	—	(128,828)

	$(1,546)	$(7,398,819)	$—	$(7,400,365)

(a)

Derivative financial instruments are swaps, futures contracts and forward foreign currency exchange contracts. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument.

During the year ended October 31, 2018, there were no transfers between levels.

See notes to consolidated financial statements.

20	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Statement of Assets and Liabilities

October 31, 2018

BlackRock Total Emerging Markets Fund

ASSETS
Investments at value — unaffiliated (cost — $133,184,764)	$121,696,268
Investments at value — affiliated (cost — $38,988,735)	38,351,511
Cash	799,377
Cash pledged:
Collateral — OTC derivatives	9,380,000
Centrally cleared swaps	291,597
Foreign currency at value (cost — $265,716)	264,153
Receivables:
Investments sold	24,013,227
Capital shares sold	2,156,251
Interest — unaffiliated	1,477,554
Dividends — affiliated	74,900
Receivable from Manager	86,113
Unrealized appreciation on:
Forward foreign currency exchange contracts	1,035,022
OTC derivatives	16,750
Prepaid expenses	21,588

Total assets	199,664,311

LIABILITIES
Payables:
Capital shares redeemed	3,380,405
Other accrued expenses	358,190
Investment advisory fees	85,275
Variation margin on centrally cleared swaps	41,320
Service and distribution fees	8,642
Administration fees	7,328
Board realignment and consolidation	27,049
Trustees’ and Officer’s	2,963
Variation margin on futures contracts	1,546
Unrealized depreciation on:
OTC derivatives	7,458,429
Forward foreign currency exchange contracts	894,881

Total liabilities	12,266,028

NET ASSETS	$187,398,283

NET ASSETS CONSIST OF
Paid-in capital	$211,417,129
Accumulated loss	(24,018,846)

NET ASSETS	$187,398,283

NET ASSET VALUE
Institutional — Based on net assets of $165,033,987 and 18,636,032 shares outstanding, unlimited number of shares authorized, $0.001 par value	$8.86

Investor A — Based on net assets of $17,020,039 and 1,935,765 shares outstanding, unlimited number of shares authorized, $0.001 par value	$8.79

Investor C — Based on net assets of $5,344,257 and 615,054 shares outstanding, unlimited number of shares authorized, $0.001 par value	$8.69

See notes to consolidated financial statements.

CONSOLIDATED FINANCIAL STATEMENTS	21

Consolidated Statement of Operations

Year Ended October 31, 2018

BlackRock Total Emerging Markets Fund

INVESTMENT INCOME
Interest — unaffiliated	$8,205,827
Dividends — affiliated	1,802,585
Foreign taxes withheld	(34,332)

Total investment income	9,974,080

EXPENSES
Investment advisory	2,519,624
Administration	142,779
Administration — class specific	67,190
Service and distribution — class specific	166,404
Transfer agent — class specific	355,547
Professional	152,939
Accounting services	109,794
Custodian	85,683
Registration	79,365
Printing	39,264
Trustees and Officer	16,493
Board realignment and consolidation	27,049
Miscellaneous	61,796

Total expenses	3,823,927
Less:
Fees waived and/or reimbursed by the Manager	(370,149)
Administration fees waived — class specific	(67,190)
Transfer agent fees waived and/or reimbursed	(355,522)

Total expenses after fees waived and/or reimbursed	3,031,066

Net investment income	6,943,014

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(8,752,161)
Investments — affiliated	43,141
Futures contracts	(113,971)
Forward foreign currency exchange contracts	2,414,769
Foreign currency transactions	(158,567)
Capital gain distributions from investment companies — affiliated	850
Swaps	4,388,267

(2,177,672)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(12,467,265)
Investments — affiliated	(637,224)
Futures contracts	(168,762)
Forward foreign currency exchange contracts	(1,076,251)
Foreign currency translations	(3,384)
Swaps	(27,151,751)

(41,504,637)

Net realized and unrealized loss	(43,682,309)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(36,739,295)

See notes to consolidated financial statements.

22	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Statements of Changes in Net Assets

	BlackRock Total Emerging Markets Fund
	Year Ended October 31,
	2018	2017

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$6,943,014	$6,541,655
Net realized gain (loss)	(2,177,672)	18,529,891
Net change in unrealized appreciation (depreciation)	(41,504,637)	16,047,285

Net increase (decrease) in net assets resulting from operations	(36,739,295)	41,118,831

DISTRIBUTIONS(a)(b)
Institutional	(17,673,074)	(3,277,085)
Investor A	(2,094,142)	(860,093)
Investor C	(289,405)	(46,646)

Decrease in net assets resulting from distributions to shareholders	(20,056,621)	(4,183,824)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(194,769,178)	156,753,940

NET ASSETS(b)
Total increase (decrease) in net assets	(251,565,094)	193,688,947
Beginning of year	438,963,377	245,274,430

End of year	$187,398,283	$438,963,377

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)

Prior year distribution character information and undistributed (distributions in excess of) net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to note 12 for this prior year information.

See notes to consolidated financial statements.

CONSOLIDATED FINANCIAL STATEMENTS	23

Consolidated Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Total Emerging Markets Fund
	Institutional
	Year Ended October 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of year	$10.87	$9.72	$8.70	$9.84	$9.53

Net investment income(a)	0.22	0.22	0.17	0.11	0.05
Net realized and unrealized gain (loss)	(1.74)	1.14	0.95	(1.19)	0.34

Net increase (decrease) from investment operations	(1.52)	1.36	1.12	(1.08)	0.39

Distributions(b)
From net investment income	(0.16)	(0.10)	(0.10)	(0.06)	(0.08)
From net realized gain	(0.33)	(0.11)	—	—	—

Total distributions	(0.49)	(0.21)	(0.10)	(0.06)	(0.08)

Net asset value, end of year	$8.86	$10.87	$9.72	$8.70	$9.84

Total Return(c)
Based on net asset value	(14.66)%	14.49%	13.16%	(10.97)%	4.18%

Ratios to Average Net Assets(d)
Total expenses	1.08%	1.03%	1.44%	1.74%	2.01%

Total expenses after fees waived and/or reimbursed	0.85%	0.85%	1.04%	1.40%	1.40%

Net investment income	2.12%	2.17%	1.88%	1.14%	0.56%

Supplemental Data
Net assets, end of year (000)	$165,034	$385,137	$205,782	$54,526	$51,671

Portfolio turnover rate(e)	61%	140%	22%	34%	37%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended October 31,
	2018	2017	2016	2015	2014
Investments in underlying funds	0.06%	0.06%	0.08%	0.11%	0.12%

(e)	Excludes investments underlying the total return swaps.

See notes to consolidated financial statements.

24	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Total Emerging Markets Fund (continued)
	Investor A
	Year Ended October 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of year	$10.80	$9.67	$8.67	$9.81	$9.52

Net investment income(a)	0.19	0.19	0.16	0.10	0.02
Net realized and unrealized gain (loss)	(1.73)	1.15	0.93	(1.19)	0.35

Net increase (decrease) from investment operations	(1.54)	1.34	1.09	(1.09)	0.37

Distributions(b)
From net investment income	(0.14)	(0.10)	(0.09)	(0.05)	(0.08)
From net realized gain	(0.33)	(0.11)	—	—	—

Total distributions	(0.47)	(0.21)	(0.09)	(0.05)	(0.08)

Net asset value, end of year	$8.79	$10.80	$9.67	$8.67	$9.81

Total Return(c)
Based on net asset value	(14.94)%	14.25%	12.74%	(11.15)%	3.90%

Ratios to Average Net Assets(d)
Total expenses	1.40%	1.37%	1.56%	2.15%	2.54%

Total expenses after fees waived and/or reimbursed	1.10%	1.10%	1.17%	1.65%	1.65%

Net investment income	1.86%	1.91%	1.65%	1.02%	0.23%

Supplemental Data
Net assets, end of year (000)	$17,020	$46,427	$37,058	$1,628	$698

Portfolio turnover rate(e)	61%	140%	22%	34%	37%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended October 31,
	2018	2017	2016	2015	2014
Investments in underlying funds	0.06%	0.06%	0.08%	0.11%	0.12%

(e)	Excludes investments underlying the total return swaps.

See notes to consolidated financial statements.

CONSOLIDATED FINANCIAL HIGHLIGHTS	25

Consolidated Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Total Emerging Markets Fund (continued)
	Investor C
	Year Ended October 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of year	$10.70	$9.61	$8.58	$9.73	$9.49

Net investment income (loss)(a)	0.12	0.11	0.08	(0.01)	(0.05)
Net realized and unrealized gain (loss)	(1.72)	1.14	0.95	(1.14)	0.34

Net increase (decrease) from investment operations	(1.60)	1.25	1.03	(1.15)	0.29

Distributions(b)
From net investment income	(0.08)	(0.05)	—	—	(0.05)
From net realized gain	(0.33)	(0.11)	—	—	—

Total distributions	(0.41)	(0.16)	—	—	(0.05)

Net asset value, end of year	$8.69	$10.70	$9.61	$8.58	$9.73

Total Return(c)
Based on net asset value	(15.59)%	13.39%	12.01%	(11.82)%	3.14%

Ratios to Average Net Assets(d)
Total expenses	2.16%	2.11%	2.61%	2.91%	3.25%

Total expenses after fees waived and/or reimbursed	1.85%	1.85%	2.10%	2.40%	2.40%

Net investment income (loss)	1.19%	1.18%	0.88%	(0.10)%	(0.57)%

Supplemental Data
Net assets, end of year (000)	$5,344	$7,399	$2,435	$898	$2,290

Portfolio turnover rate(e)	61%	140%	22%	34%	37%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended October 31,
	2018	2017	2016	2015	2014
Investments in underlying funds	0.06%	0.06%	0.08%	0.11%	0.12%

(e)	Excludes investments underlying the total return swaps.

See notes to consolidated financial statements.

26	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Consolidated Financial Statements

1.	ORGANIZATION

BlackRock FundsSM (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Massachusetts business trust. BlackRock Total Emerging Markets Fund (the “Fund”) is a series of the Trust. The Fund is classified as diversified.

The Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional Shares are sold without a sales charge and only to certain eligible investors. Investor A Shares are generally sold with an initial sales charge, and may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase. Investor A and Investor C Shares are generally available through financial intermediaries. Investor A and Investor C Shares bear certain expenses related to shareholder servicing of such shares, and Investor C Shares also bear certain expenses related to the distribution of such shares. Effective November 8, 2018, the Fund will adopt an automatic conversion feature whereby Investor C Shares held for approximately ten years will be automatically converted into Investor A Shares, and, thereafter, investors will be subject to lower ongoing fees. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor C shareholders may vote on material changes to the Investor A distribution and service plan).

Share Class	Initial Sales Charge	CDSC		Conversion Privilege
Institutional	No	No		None
Investor A Shares	Yes	No	(a)	None
Investor C Shares	No	No		None

(a)	Investor A Shares may be subject to a CDSC for certain redemptions where no initial sales charge was paid at the time of purchase.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of open-end funds referred to as the Equity-Liquidity Complex.

Basis of Consolidation: The accompanying consolidated financial statements of the Fund include the account of BlackRock Cayman Emerging Market Allocation Fund, Ltd. (the “Subsidiary”), which is a wholly-owned subsidiary of the Fund and primarily invests in commodity-related instruments and other derivatives. The Subsidiary enables the Fund to hold these commodity-related instruments and satisfy regulated investment company tax requirements. The Fund may invest up to 25% of its total assets in the Subsidiary. The net assets of the Subsidiary as of period end were $12,579, which is 0.0% of the Fund’s consolidated net assets. Intercompany accounts and transactions, if any, have been eliminated. The Subsidiary is subject to the same investment policies and restrictions that apply to the Fund, except that the Subsidiary may invest without limitation in commodity-related instruments.

2.	SIGNIFICANT ACCOUNTING POLICIES

The consolidated financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the consolidated financial statements, disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the “trade dates”). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on an accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Foreign Currency Translation: The Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Consolidated Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Segregation and Collateralization: In cases where the Fund enters into certain investments (e.g., futures contracts, forward foreign currency exchange contracts and swaps) that would be treated as “senior securities” for 1940 Act purposes, the Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions paid by the Fund are recorded on the ex-dividend date. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	27

Notes to Consolidated Financial Statements  (continued)

Net income and realized gains from investments held by the Subsidiary are treated as ordinary income for tax purposes. If a net loss is realized by the Subsidiary in any taxable year, the loss will generally not be available to offset the Fund’s ordinary income and/or capital gains for that year.

Recent Accounting Standards: In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update “Premium Amortization of Purchased Callable Debt Securities” which amends the amortization period for certain purchased callable debt securities. Under the new guidance, the premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. The guidance will be applied on a modified retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management is currently evaluating the impact of this guidance to the Fund.

In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update 2018-13 “Changes to the Disclosure Requirements for Fair Value Measurement” which modifies disclosure requirements for fair value measurements. The guidance is effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years. Management is currently evaluating the impact of this guidance to the Fund.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the NYSE (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•

Fixed-income securities for which market quotations are readily available are generally valued using the last available bid prices or current market quotations provided by independent dealers or third party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Fund’s net assets. Each business day, the Fund uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•	Investments in open-end U.S. mutual funds are valued at net asset value (“NAV”) each business day.

•	Futures contracts traded on exchanges are valued at their last sale price.

•

Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

•

Swap agreements are valued utilizing quotes received daily by the Fund’s pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

28	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Consolidated Financial Statements  (continued)

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Inflation-Indexed Bonds: Inflation-indexed bonds (other than municipal inflation-indexed and certain corporate inflation-indexed bonds) are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds (other than municipal inflation-indexed and certain corporate inflation-indexed bonds) will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of an inflation-indexed bond will be included as interest income in the Consolidated Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal. With regard to municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, the inflation adjustment is typically reflected in the semi-annual coupon payment. As a result, the principal value of municipal inflation-indexed bonds and such corporate inflation-indexed bonds does not adjust according to the rate of inflation.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Consolidated Schedule of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk), and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amount pledged, which are considered restricted, are included in cash pledged for futures in the Consolidated Statement of Assets and Liabilities.

Securities deposited as initial margin are designated in the Consolidated Schedule of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Consolidated Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	29

Notes to Consolidated Financial Statements  (continued)

to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Consolidated Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Consolidated Statement of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Fund are denominated and in some cases, may be used to obtain exposure to a particular market.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Consolidated Statement of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Consolidated Statement of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies. Cash amounts pledged for forward foreign currency exchange contracts are considered restricted and are included in cash pledged as collateral for OTC derivatives in the Consolidated Statement of Assets and Liabilities.

Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Fund and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Consolidated Statement of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Consolidated Statement of Assets and Liabilities. Payments received or paid are recorded in the Consolidated Statement of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Consolidated Statement of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund is required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Consolidated Schedule of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Consolidated Statement of Assets and Liabilities. Amounts pledged, which are considered restricted cash, are included in cash pledged for centrally cleared swaps in the Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Consolidated Statement of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gains (losses) in the Consolidated Statement of Operations.

•

Total return swaps — Total return swaps are entered into to obtain exposure to a security or market without owning such security or investing directly in such market or to exchange the risk/return of one market (e.g., fixed-income) with another market (e.g., equity or commodity prices) (equity risk, commodity price risk and/or interest rate risk).

Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (distributions plus capital gains/losses) of an underlying instrument, or basket or underlying instruments, in exchange for fixed or floating rate interest payments. If the total return of the instruments or index underlying the transaction exceeds or falls short of the offsetting fixed or floating interest rate obligation, the Fund receives payment from or makes a payment to the counterparty.

Certain total return swaps are designed to function as a portfolio of direct investments in long and short equity positions. This means that the Fund has the ability to trade in and out of these long and short positions within the swap and will receive the economic benefits and risks equivalent to direct investment in these positions, subject to certain adjustments due to events related to the counterparty. Benefits and risks include capital appreciation (depreciation), corporate actions and dividends received and paid, all of which are reflected in the swap’s market value. The market value also includes interest charges and credits (“financing fees”) related to the notional values of the long and short positions and cash balances within the swap. These interest charges and credits are based on a specified benchmark rate plus or minus a specified spread determined based upon the country and/or currency of the positions in the portfolio.

Positions within the swap and financing fees are reset periodically. During a reset, any unrealized appreciation (depreciation) on positions and accrued financing fees become available for cash settlement between the Fund and the counterparty. The amounts that are available for cash settlement are recorded as realized gains or losses in the Consolidated Statement of Operations. Cash settlement in and out of the swap may occur at a reset date or any other date, at the discretion of the Fund and the counterparty, over the life of the agreement. Certain swaps have no stated expiration and can be terminated by either party at any time.

30	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Consolidated Financial Statements  (continued)

•	Interest rate swaps — Interest rate swaps are entered into to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate (interest rate risk).

Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. In more complex interest rate swaps, the notional principal amount may decline (or amortize) over time.

•

Forward swaps — The Fund enters into forward interest rate swaps and forward total return swaps. In a forward swap, the Fund and the counterparty agree to make periodic net payments beginning on a specified date or a net payment at termination.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help it mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately in the Consolidated Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Consolidated Schedule of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Fund. Any additional required collateral is delivered to/pledged by the Fund on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Fund from its counterparties are not fully collateralized, it bears the risk of loss from counterparty non-performance. Likewise, to the extent the Fund has delivered collateral to a counterparty and stands ready to perform under the terms of its agreement with such counterparty, it bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Consolidated Statement of Assets and Liabilities.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Investment Advisory: The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser and an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

For such services, the Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of the Fund’s net assets.

Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	0.75%
$1 Billion — $3 Billion	0.71
$3 Billion — $5 Billion	0.68
$5 Billion — $10 Billion	0.65
Greater than $10 Billon	0.64

The Manager provides investment management and other services to the Subsidiary. The Manager does not receive separate compensation from the Subsidiary for providing investment management or administrative services. However, the Fund pays the Manager based on the Fund’s net assets, which includes the assets of the Subsidiary.

With respect to the Fund, the Manager entered into a sub-advisory agreement with BlackRock International Limited, BlackRock Asset Management North Asia Limited and BlackRock (Singapore) Limited (collectively, the “Sub-Advisers”), each an affiliate of the Manager. The Manager pays each Sub-Adviser for services it provides for that portion of the Fund for which it acts as a sub-adviser, a monthly fee that is a percentage of the investment advisory fees paid by the Fund to the Manager.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	31

Notes to Consolidated Financial Statements  (continued)

Service and Distribution Fees: The Trust, on behalf of the Fund, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of the Fund as follows:

	Investor A	Investor C
Service Fee	0.25%	0.25%
Distribution Fee	—	0.75

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

For the year ended October 31, 2018, the following table shows the class specific service and distribution fees borne directly by each share class of the Fund:

Investor A	Investor C	Total
$95,361	$71,043	$166,404

Administration: The Trust, on behalf of the Fund, entered into an Administration Agreement with the Manager, an indirect, wholly-owned subsidiary of BlackRock, to provide administrative services. For these services, the Manager receives an administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of the Fund. The administration fee, which is shown as administration in the Consolidated Statement of Operations, is paid at the annual rates below.

Average Daily Net Assets	Administration Fee
First $500 Million	0.0425%
$500 Million — $1 Billion	0.0400
$1 Billion — $2 Billion	0.0375
$2 Billion — $4 Billion	0.0350
$4 Billion — $13 Billion	0.0325
Greater than $13 Billion	0.0300

In addition, the Manager charges each of the share classes an administration fee, which is shown as administration – class specific in the Consolidated Statement of Operations, at an annual rate of 0.02% of the average daily net assets of each respective class.

For the year ended October 31, 2018, the following table shows the class specific administration fees borne directly by each share class of the Fund:

Institutional	Investor A	Investor C	Total
$58,138	$7,631	$1,421	$67,190

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets.

The Manager maintains a call center that is responsible for providing certain shareholder services to the Fund. Shareholder services include responding to inquiries and processing purchases and sales based upon instructions from shareholders. For the year ended October 31, 2018, the Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Consolidated Statement of Operations:

Institutional	Investor A	Investor C	Total
$1,458	$922	$262	$2,642

For the year ended October 31, 2018, the following table shows the class specific transfer agent fees borne directly by each share class of the Fund:

Institutional	Investor A	Investor C	Total
$280,834	$62,560	$12,153	$355,547

Other Fees: For the year ended October 31, 2018, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Fund’s Investor A Shares, which totaled $2,179.

For the year ended October 31, 2018, affiliates received CDSCs as follows:

Investor A	$4,826
Investor C	1,916

32	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Consolidated Financial Statements  (continued)

Expense Limitations, Waivers, Reimbursements, and Recoupments: The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation described below will be reduced by the amount of the affiliated money market fund waiver. For the year ended October 31, 2018, the amounts waived were $92,275.

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through February 28, 2019. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Trustees who are not “interested persons” of the Fund, as defined in the 1940 Act (“Independent Trustees”) or by a vote of a majority of the outstanding voting securities of the Fund. For the year ended October 31, 2018, the Fund waived $36,132 in investment advisory fees pursuant to this arrangement.

The Fund has begun to incur expenses in connection with a proposed realignment and consolidation of the boards of trustees of certain BlackRock-advised funds. The Manager has voluntarily agreed to reimburse the Fund for all or a portion of such expenses, which amounts are included in fees waived and/or reimbursed by the Manager in the Consolidated Statement of Operations. For the twelve months ended October 31, 2018, the amount reimbursed for BlackRock Total Emerging Markets Fund was $20,113.

With respect to the Fund, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

Share Class	Expense Limitation
Institutional	0.85%
Investor A	1.10
Investor C	1.85

The Manager has agreed not to reduce or discontinue these contractual expense limitations through February 28, 2019, unless approved by the Board, including a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of the Fund. For the year ended October 31, 2018, the Manager waived $221,629, which is included in fees waived and/or reimbursed by the Manager in the Consolidated Statement of Operations.

For the year ended October 31, 2018, class specific expense waivers and/or reimbursements are as follows:

	Institutional	Investor A	Investor C	Total
Administration Fees Waived — Class Specific	$58,139	$7,630	$1,421	$67,190
Transfer Agent Fees Waived and/or Reimbursed — Class Specific	280,831	62,538	12,153	355,522

These amounts waived and/or reimbursed are included in fees waived and/or reimbursed by the Administrator, administration fees waived — class specific, transfer agent fees waived and/or reimbursed, respectively, in the Consolidated Statement of Operations.

With respect to the contractual expense limitation, if during the Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver and/or reimbursement from the Manager, are less than the current expense limitation for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of: (a) the amount of fees waived and/or expenses reimbursed during those prior two fiscal years under the agreement and (b) an amount not to exceed either the current expense limitation of that share class or the expense limitation of the share class in effect at the time that the share class received the applicable waiver and/or reimbursement, provided that:

(1) The Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year; and

(2) The Manager or an affiliate continues to serve as the Fund’s investment adviser or administrator.

This repayment applies only to the contractual expense limitation on net expenses and does not apply to the contractual investment advisory fee waiver described above or any voluntary waivers that may be in effect from time to time.

On October 31, 2018, the fund level and class specific waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

	Expiring October 31,
	2019	2020
Fund Level	$208,066	$221,629
Institutional	236,158	338,970
Investor A	63,183	70,168
Investor C	8,781	13,574

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	33

Notes to Consolidated Financial Statements  (continued)

The following fund level and class specific waivers and/or reimbursements previously recorded by the Fund, which were subject to recoupment by the Manager, expired on October 31, 2018:

Expiring October 31, 2018
Fund Level	$210,256
Institutional	28,971
Investor A	5,571
Investor C	1,577

Interfund Lending: In accordance with an exemptive order (the “Order”) from the U.S. Securities and Exchange Commission (“SEC”), the Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Fund’s investment policies and restrictions. The Fund is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the year ended October 31, 2018, the Fund did not participate in the Interfund Lending Program.

Trustees and Officers: Certain trustees and/or officers of the Fund are trustees and/or officers of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Fund’s Chief Compliance Officer, which is included in Trustees and Officer in the Consolidated Statement of Operations.

Other Transactions: The Fund may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common trustees. For the year ended October 31, 2018, the purchase and sale transactions and any net realized gains (losses) with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were as follows:

	Purchases	Sales	Net Realized Loss
Total Emerging Market Fund	$—	$785,075	$(21,060)

7.	PURCHASES AND SALES

For the year ended October 31, 2018, purchases and sales of investments, excluding short-term securities, were $120,785,661 and $192,678,067, respectively.

8.	INCOME TAX INFORMATION

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for each of the four years ended October 31, 2018. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of October 31, 2018, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s consolidated financial statements.

The tax character of distributions paid was as follows:

	10/31/18	10/31/17
Ordinary income	$16,066,189	$4,183,824
Long term capital gain(a)	3,990,432	3,449,551

	$20,056,621	$7,633,375

(a)	Distribution amounts may include a portion of the proceeds from redeemed shares.

34	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Consolidated Financial Statements  (continued)

As of period end, the tax components of accumulated net earnings (losses) were as follows:

Undistributed ordinary income	$7,990,617
Net unrealized losses(a)	(32,009,463)

$(24,018,846)

(a)

The difference between book-basis and tax-basis net unrealized losses was attributable primarily to the tax deferral of losses on wash sales and straddles, the accrual of income on securities in default, the classification of investments, and the realization for tax purposes of unrealized gains/losses on certain futures and foreign currency contracts.

As of October 31, 2018, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$172,868,063

Gross unrealized appreciation	$1,197,971
Gross unrealized depreciation	(31,474,867)

Net unrealized depreciation	$(30,276,896)

9.	BANK BORROWINGS

The Trust, on behalf of the Fund along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2019 unless extended or renewed. Participating Funds paid an upfront commitment fee of 0.02% on the total commitment amounts, in addition to administration, legal and arrangement fees, which are included in miscellaneous expenses in the Consolidated Statement of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended October 31, 2018, the Fund did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. The Fund’s prospectus provides details of the risks to which the Fund is subject.

Investments in the securities of issuers domiciled in countries with emerging capital markets involve certain additional risks that do not generally apply to investments in securities of issuers in more developed capital markets, such as (i) low or nonexistent trading volume, resulting in a lack of liquidity and increased volatility in prices for such securities; (ii) uncertain national policies and social, political and economic instability, increasing the potential for expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments; and (iii) possible fluctuations in exchange rates, differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments.

The Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force the Fund to reinvest in lower yielding securities. The Fund may also be exposed to reinvestment risk, which is the risk that income from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below the Fund portfolio’s current earnings rate.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Fund may invest in illiquid investments and may experience difficulty in selling those investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

Counterparty Credit Risk: The Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Consolidated Statement of Assets and Liabilities, less any collateral held by the Fund.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	35

Notes to Consolidated Financial Statements  (continued)

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by the Fund.

With exchange-traded futures and centrally cleared swaps, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

Concentration Risk: The Fund invests a significant portion of its assets in fixed-income securities and/or uses derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise.

The Fund invests a significant portion of its assets in securities of issuers located in Asia or with significant exposure to Asian issuers or countries. The Asian financial markets have recently experienced volatility and adverse trends due to concerns in several Asian countries regarding monetary policy, government intervention in the markets, rising government debt levels or economic downturns. These events may spread to other countries in Asia and may affect the value and liquidity of certain of the Fund’s investments.

11.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Year Ended October 31, 2018		Year Ended October 31, 2017
	Shares	Amount	Shares	Amount
Institutional
Shares sold	12,220,151	$127,268,814	34,384,120	$343,135,931
Shares issued in reinvestment of distributions	1,613,980	16,753,115	341,953	3,104,930
Shares redeemed	(30,619,463)	(315,161,612)	(20,481,057)	(199,558,593)

Net increase (decrease)	(16,785,332)	$(171,139,683)	14,245,016	$146,682,268

Investor A
Shares sold	1,121,935	$11,750,290	4,629,022	$45,519,101
Shares issued in reinvestment of distributions	201,533	2,081,841	94,382	854,159
Shares redeemed	(3,685,189)	(36,778,682)	(4,257,654)	(40,571,927)

Net increase (decrease)	(2,361,721)	$(22,946,551)	465,750	$5,801,333

Investor C
Shares sold	149,144	$1,538,341	558,242	$5,485,247
Shares issued in reinvestment of distributions	28,106	288,942	5,171	46,646
Shares redeemed	(253,900)	(2,510,227)	(125,171)	(1,261,554)

Net increase (decrease)	(76,650)	$(682,944)	438,242	$4,270,339

Total Net Increase (Decrease)	(19,223,703)	$(194,769,178)	15,149,008	$156,753,940

12.	REGULATION S-X AMENDMENTS

On August 17, 2018, the SEC adopted amendments to certain disclosure requirements in Securities Act Release No. 33-10532, Disclosure Update and Simplification. The Fund has adopted the amendments pertinent to Regulation S-X in this shareholder report. The amendments impacted certain disclosure presentation on the Consolidated Statement of Assets and Liabilities, Consolidated Statements of Changes in Net Assets and Notes to the Consolidated Financial Statements.

Prior year distribution information and undistributed net investment income in the Consolidated Statements of Changes in Net Assets has been modified to conform to the current year presentation in accordance with the Regulation S-X changes.

Distributions for the year ended October 31, 2017 were classified as follows:

Share Class	Net Investment Income	Net Realized Gain
Institutional	$1,586,891	$1,690,194
Investor A	397,802	462,291
Investor C	15,325	31,321

36	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Consolidated Financial Statements  (continued)

Undistributed net investment income as of October 31, 2017 is $3,896,968.

13.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the consolidated financial statements.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	37

Report of Independent Registered Public Accounting Firm

To the Shareholders of BlackRock Total Emerging Markets Fund and Board of Trustees of BlackRock FundsSM:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying consolidated statement of assets and liabilities of BlackRock Total Emerging Markets Fund of BlackRock FundsSM (the “Fund”), including the consolidated schedule of investments, as of October 31, 2018, the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2018, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2018, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Boston, Massachusetts

December 21, 2018

We have served as the auditor of one or more BlackRock investment companies since 1992.

Important Tax Information  (unaudited)

During the fiscal year ended October 31, 2018, the following information is provided with respect to the ordinary income distributions paid by the Fund:

100% of the short-term capital gains paid by the Fund is eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

38	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements

The Board of Trustees (the “Board,” the members of which are referred to as “Board Members”) of BlackRock Funds (the “Trust”) met in person on April 19, 2018 (the “April Meeting”) and May 17-18, 2018 (the “May Meeting”) to consider the approval of the investment advisory agreement (the “Advisory Agreement”) between the Trust, on behalf of BlackRock Total Emerging Markets Fund (the “Fund”), a series of the Trust, and BlackRock Advisors, LLC (the “Manager”), the Trust’s investment advisor. The Board also considered the approval of the sub-advisory agreement between the Manager and BlackRock Asset Management North Asia Limited (“BAMNA”) with respect to the Fund (the “BAMNA Sub-Advisory Agreement”), the sub-advisory agreement between the Manager and BlackRock International Limited (“BIL”) with respect to the Fund (the “BIL Sub-Advisory Agreement”) and the sub-advisory agreement between the Manager and BlackRock (Singapore) Limited (“BRS,” and together with BAMNA and BIL, the “Sub-Advisors”) with respect to the Fund (the “BRS Sub-Advisory Agreement,” and together with the BAMNA Sub-Advisory Agreement and the BIL Sub-Advisory Agreement, the “Sub-Advisory Agreements”). The Manager and the Sub-Advisors are referred to herein as “BlackRock.” The Advisory Agreement and the Sub-Advisory Agreements are referred to herein as the “Agreements.”

Activities and Composition of the Board

On the date of the May Meeting, the Board consisted of thirteen individuals, eleven of whom were not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Trust and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Board Member. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight and Contract Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Executive Committee, which also has one interested Board Member).

The Agreements

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreements on an annual basis. The Board has four quarterly meetings per year, each typically extending for two days, and additional in-person and telephonic meetings throughout the year, as needed. The Board also has a fifth one-day meeting to consider specific information surrounding the consideration of renewing the Agreements. The Board’s consideration of the Agreements is a year-long deliberative process, during which the Board assessed, among other things, the nature, extent and quality of the services provided to the Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management; accounting, administrative and shareholder services; oversight of the Fund’s service providers; marketing and promotional services; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements.

The Board, acting directly and through its committees, considers at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to the Fund and its shareholders. BlackRock also furnished additional information to the Board in response to specific questions from the Board. This additional information is discussed further below in the section titled “Board Considerations in Approving the Agreements.” Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year, ten-year, and/or since inception periods, as applicable, against peer funds, applicable benchmark, and performance metrics, as applicable, as well as senior management’s and portfolio managers’ analysis of the reasons for any over-performance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Fund for services; (c) Fund operating expenses and how BlackRock allocates expenses to the Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Fund’s investment objective(s), policies and restrictions, and meeting regulatory requirements; (e) the Trust’s adherence to its compliance policies and procedures; (f) the nature, character and scope of non-investment management services provided by BlackRock and its affiliates and the estimated cost of such services; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of the Trust’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment mandates across the open-end fund, exchange-traded fund (“ETF”), closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to the Fund; (l) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April Meeting, the Board requested and received materials specifically relating to the Agreements. The Board is continuously engaged in a process with its independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April Meeting included, among other things: (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), based on either a Lipper classification or Morningstar category, regarding the Fund’s fees and expenses as compared with a peer group of funds as determined by Broadridge (“Expense Peers”) and the investment performance of the Fund as compared with a peer group of funds (“Performance Peers”) and other metrics, as applicable; (b) information on the composition of the Expense Peers and Performance Peers, and a description of Broadridge’s methodology; (c) information on the estimated profits realized by BlackRock and its affiliates pursuant to the Agreements and a discussion of fall-out benefits to BlackRock and its affiliates; (d) a general analysis provided by BlackRock concerning investment management fees received in connection with other types of investment products, such as institutional accounts, sub-advised mutual funds, ETFs, closed-end funds, open-end funds, and separately managed accounts under similar investment mandates, as well as the performance of such other products, as applicable; (e) review of non-management fees; (f) the existence and impact of potential economies of scale, if any, and the sharing of potential economies of scale with the Fund; (g) a summary of aggregate amounts paid by the Fund to BlackRock; (h) sales and redemption data regarding the Fund’s shares; and (i) various additional information requested by the Board as appropriate regarding BlackRock’s and the Fund’s operations.

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreements. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May Meeting.

DISCLOSURE OF INVESTMENT ADVISORY AGREEMENT AND SUB-ADVISORY AGREEMENTS	39

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements  (continued)

At the May Meeting, the Board considered, among other things: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Fund as compared with its Performance Peers and other metrics, as applicable; (c) the advisory fee and the estimated cost of the services and estimated profits realized by BlackRock and its affiliates from their relationship with the Fund; (d) the Fund’s fees and expenses compared to its Expense Peers; (e) the sharing of potential economies of scale; (f) fall-out benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with the Fund; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates, securities lending and cash management, services related to the valuation and pricing of Fund portfolio holdings, and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of mutual funds, relevant benchmark, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by the Fund’s portfolio management team discussing the Fund’s performance and the Fund’s investment objective(s), strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and the Fund’s portfolio management team; BlackRock’s research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group. The Board engaged in a review of BlackRock’s compensation structure with respect to the Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, the Board considered the quality of the administrative and other non-investment advisory services provided to the Fund. BlackRock and its affiliates provide the Fund with certain administrative, shareholder and other services (in addition to any such services provided to the Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund. In particular, BlackRock and its affiliates provide the Fund with administrative services including, among others: (i) responsibility for disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) responsibility for periodic filings with regulators; (iv) overseeing and coordinating the activities of other service providers, including, among others, the Fund’s custodian, fund accountant, transfer agent, and auditor; (v) organizing Board meetings and preparing the materials for such Board meetings; (vi) providing legal and compliance support; (vii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain open-end funds; and (viii) performing administrative functions necessary for the operation of the Fund, such as tax reporting, expense management, fulfilling regulatory filing requirements, overseeing the Fund’s distribution partners, and shareholder call center and other services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal & compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Fund and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of the Fund. In preparation for the April Meeting, the Board was provided with reports independently prepared by Broadridge, which included a comprehensive analysis of the Fund’s performance as of December 31, 2017. Broadridge ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable. In connection with its review, the Board received and reviewed information regarding the investment performance of the Fund as compared to its Performance Peers and certain performance metrics. The Board and its Performance Oversight and Contract Committee regularly review, and meet with Fund management to discuss, the performance of the Fund throughout the year.

In evaluating performance, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. Further, the Board recognized that it is possible that long-term performance can be impacted by even one period of significant outperformance or underperformance, so that a single investment theme has the ability to affect long-term performance disproportionately.

The Board noted that for each of the one-year, three-year and since-inception periods reported, the Fund ranked in the fourth, third, and third quartiles, respectively, against its Performance Peers. The Board and BlackRock reviewed the Fund’s underperformance for the applicable periods reported as compared to the Performance Peers.

In light of the Fund’s outcome oriented objective, BlackRock believes that certain other performance metrics may be more appropriate than the Performance Peers, and the Board was provided with a comparison of Fund performance relative to these metrics. Under these other metrics, for the one-year, three-year and since-inception periods the Fund underperformed its benchmark total return. For the one-year, three-year and since-inception periods, the Fund underperformed its competitor average total return. The total return metrics are designed to be based on a time horizon of five years and greater, but in this case are being viewed over a shorter time horizon. The overall risk of the Fund, as measured by the standard deviation of returns, was above its upper threshold for the one-year, three-year and since-inception periods. The Fund’s Sharpe Ratio was below its benchmark’s Sharpe Ratio for the one-year, three-year, and since-inception periods. The Fund’s Sharpe Ratio was below the competitor average Sharpe Ratio for the one-year and three-year periods, and was equal for the since-inception period.

C. Consideration of the Advisory/Management Fees and the Estimated Cost of the Services and Estimated Profits Realized by BlackRock and its Affiliates from their Relationship with the Fund: The Board, including the Independent Board Members, reviewed the Fund’s contractual management fee rate compared with those of its Expense Peers. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared the Fund’s total expense ratio, as well as its actual management fee rate, to those of its Expense Peers. The

40	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements  (continued)

total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non 12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual management fee rate gives effect to any management fee reimbursements or waivers that benefit a fund. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s profitability methodology and was also provided with an estimated profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Fund. The Board reviewed BlackRock’s estimated profitability with respect to the Fund and other funds the Board currently oversees for the year ended December 31, 2017 compared to available aggregate estimated profitability data provided for the prior two years. The Board reviewed BlackRock’s estimated profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the estimated profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. As a result, calculating and comparing profitability at individual fund levels is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, the Board considered the estimated cost of the services provided to the Fund by BlackRock, and BlackRock’s and its affiliates’ estimated profits relating to the management and distribution of the Fund and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs of managing the Fund, to the Fund. The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk, and liability profile in servicing the Fund in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable.

The Board noted that the Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to the Fund’s Expense Peers. The Board also noted that the Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels. The Board further noted that BlackRock and the Board have contractually agreed to a cap on the Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Fund increase, including the existence of fee waivers and/or expense caps, as applicable, noting that any contractual fee waivers and expense caps had been approved by the Board. The Board also considered the extent to which the Fund benefits from such economies in a variety of ways and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Fund to more fully participate in these economies of scale. The Board considered the Fund’s asset levels and whether the current fee schedule was appropriate. In their consideration, the Board Members took into account the existence of any expense caps and further considered the continuation and/or implementation, as applicable, of such caps.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with the Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Fund, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that, subject to applicable law, BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that the Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

The Board, including the Independent Board Members, approved the continuation of the Advisory Agreement between the Manager and the Trust with respect to the Fund, the BAMNA Sub-Advisory Agreement between the Manager and BAMNA with respect to the Fund, the BIL Sub-Advisory Agreement between the Manager and BIL with respect to the Fund and the BRS Sub-Advisory Agreement between the Manager and BRS with respect to the Fund, each for a one-year term ending June 30, 2019. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of the Fund and its shareholders. In arriving at its decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

DISCLOSURE OF INVESTMENT ADVISORY AGREEMENT AND SUB-ADVISORY AGREEMENTS	41

Trustee and Officer Information

Independent Trustees (a)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships During Past Five Years
Rodney D. Johnson 1941	Chair of the Board (d) and Trustee (Since 2009)	President, Fairmount Capital Advisors, Inc. from 1987 to 2013; Member of the Archdiocesan Investment Committee of the Archdiocese of Philadelphia from 2004 to 2012; Director, The Committee of Seventy (civic) from 2006 to 2012; Director, Fox Chase Cancer Center from 2004 to 2011; Director, The Mainstay (non-profit) since 2016.	28 RICs consisting of 141 Portfolios	None
Mark Stalnecker 1951	Chair Elect of the Board (Since 2018) (d); Trustee (Since 2015)	Chief Investment Officer, University of Delaware from 1999 to 2013; Trustee and Chair of the Finance and Investment Committees, Winterthur Museum and Country Estate from 2005 to 2016; Member of the Investment Committee, Delaware Public Employees’ Retirement System since 2002; Member of the Investment Committee, Christiana Care Health System from 2009 to 2017; Member of the Investment Committee, Delaware Community Foundation from 2013 to 2014; Director and Chair of the Audit Committee, SEI Private Trust Co. from 2001 to 2014.	28 RICs consisting of 141 Portfolios	None
Susan J. Carter 1956	Trustee (Since 2016)	Director, Pacific Pension Institute from 2014 to 2018; Advisory Board Member, Center for Private Equity and Entrepreneurship at Tuck School of Business since 1997; Senior Advisor, Commonfund Capital, Inc. (“CCI”) (investment adviser) in 2015; Chief Executive Officer, CCI from 2013 to 2014; President & Chief Executive Officer, CCI from 1997 to 2013; Advisory Board Member, Girls Who Invest from 2015 to 2018 and Board Member thereof since 2018; Advisory Board Member, Bridges Fund Management since 2016; Trustee, Financial Accounting Foundation since 2017; Practitioner Advisory Board Member, Private Capital Research Institute (PCRI) since 2017.	28 RICs consisting of 141 Portfolios	None
Collette Chilton 1958	Trustee (Since 2015)	Chief Investment Officer, Williams College since 2006; Chief Investment Officer, Lucent Asset Management Corporation from 1998 to 2006.	28 RICs consisting of 141 Portfolios	None
Neil A. Cotty 1954	Trustee (Since 2016)	Bank of America Corporation from 1996 to 2015, serving in various senior finance leadership roles, including Chief Accounting Officer from 2009 to 2015, Chief Financial Officer of Global Banking, Markets and Wealth Management from 2008 to 2009, Chief Accounting Officer from 2004 to 2008, Chief Financial Officer of Consumer Bank from 2003 to 2004, Chief Financial Officer of Global Corporate Investment Bank from 1999 to 2002.	28 RICs consisting of 141 Portfolios	None
Cynthia A. Montgomery 1952	Trustee (Since 2007)	Professor, Harvard Business School since 1989; Director, McLean Hospital from 2005 to 2012.	28 RICs consisting of 141 Portfolios	Newell Rubbermaid, Inc. (manufacturing)
Joseph P. Platt 1947	Trustee (Since 2007)	General Partner, Thorn Partners, LP (private investments) since 1998; Director, WQED Multi-Media (public broadcasting not-for-profit) since 2001; Chair, Basic Health International (non-profit) since 2015.	28 RICs consisting of 141 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company); Consol Energy Inc.
Robert C. Robb, Jr. 1945	Trustee (Since 2007)	Partner, Lewis, Eckert, Robb and Company (management and financial consulting firm) since 1981 and Principal since 2010.	28 RICs consisting of 141 Portfolios	None
Kenneth L. Urish 1951	Trustee (Since 2007)	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Past-Chairman of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since founding in 2001; Principal, UP Strategic Wealth Investment Advisors, LLC since 2013; Trustee, The Holy Family Institute from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007.	28 RICs consisting of 141 Portfolios	None

42	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information  (continued)

Independent Trustees (a) (continued)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships During Past Five Years
Claire A. Walton 1957	Trustee (Since 2016)	Chief Operating Officer and Chief Financial Officer of Liberty Square Asset Management, LP from 1998 to 2015; General Partner of Neon Liberty Capital Management, LLC since 2003; Director, Boston Hedge Fund Group from 2009 to 2018; Director, Woodstock Ski Runners since 2013; Director, Massachusetts Council on Economic Education from 2013 to 2015.	28 RICs consisting of 141 Portfolios	None
Frederick W. Winter 1945	Trustee (Since 2007)	Director, Alkon Corporation since 1992; Dean Emeritus of the Joseph M. Katz School of Business, University of Pittsburgh, Dean and Professor from 1997 to 2005, Professor until 2013.	28 RICs consisting of 141 Portfolios	None

Interested Trustees (a)(e)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Investment Company Directorships During Past Five Years
Robert Fairbairn 1965	Trustee (Since 2018)	Senior Managing Director of BlackRock, Inc. since 2010; oversees BlackRock’s Strategic Partner Program and Strategic Product Management Group; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Member of the Board of Managers of BlackRock Investments, LLC since 2011; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016.	133 RICs consisting of 309 Portfolios	None
John M. Perlowski 1964	Trustee (Since 2015); President and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	133 RICs consisting of 309 Portfolios	None

(a) The address of each Trustee is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.

(b) Independent Trustees serve until their resignation, retirement, removal or death, or until December 31 of the year in which they turn 75. The Board may determine to extend the terms of Independent Trustees on a case-by-case basis, as appropriate. The Board has approved extending the mandatory retirement age for Rodney D. Johnson until December 31, 2018.

(c) Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Independent Trustees as joining the Board in 2007, those Independent Trustees first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: Rodney D. Johnson, 1995; Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Robert C. Robb, Jr., 1999; Kenneth L. Urish, 1999; and Frederick W. Winter, 1999.

(d) Mr. Stalnecker was approved as Chair Elect of the Board effective January 1, 2018. It is expected that, effective January 1, 2019, Mr. Stalnecker will assume the position of Chair of the Board and Mr. Johnson will retire as Chair of the Board.

(e) Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Trust based on their positions with BlackRock and its affiliates. Mr. Fairbairn and Mr. Perlowski are also a board members of the BlackRock Equity-Bond Complex and the BlackRock Closed-End Complex.

TRUSTEE AND OFFICER INFORMATION	43

Trustee and Officer Information  (continued)

Officers Who Are Not Trustees (a)

Name Year of Birth (b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past Five Years
Thomas Callahan 1968	Vice President (Since 2016)	Managing Director of BlackRock, Inc. since 2013; Head of BlackRock’s Global Cash Management Business since 2016; Co-Head of the Global Cash Management Business from 2014 to 2016; Deputy Head of the Global Cash Management Business from 2013 to 2014; Member of the Cash Management Group Executive Committee since 2013; Chief Executive Officer of NYSE Liffe U.S. from 2008 to 2013.
Jennifer McGovern 1977	Vice President (Since 2014)	Managing Director of BlackRock, Inc. since 2016; Director of BlackRock, Inc. from 2011 to 2015; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group since 2013.
Neal J. Andrews 1966	Chief Financial Officer (Since 2007)	Managing Director of BlackRock, Inc. since 2006.
Jay M. Fife 1970	Treasurer (Since 2007)	Managing Director of BlackRock, Inc. since 2007.
Charles Park 1967	Chief Compliance Officer (Since 2014)	Anti-Money Laundering Compliance Officer for the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
John MacKessy 1972	Anti-Money Laundering Compliance Officer (Since 2018)	Director of BlackRock, Inc. since 2017; Global Head of Anti-Money Laundering at BlackRock , Inc. since 2017; Director of AML Monitoring and Investigations Group of Citibank from 2015 to 2017; Global Anti-Money Laundering and Economic Sanctions Officer for MasterCard from 2011 to 2015.
Benjamin Archibald 1975	Secretary (Since 2012)	Managing Director of BlackRock, Inc. since 2014; Director of BlackRock, Inc. from 2010 to 2013; Secretary of the iShares® exchange traded funds since 2015; Secretary of the BlackRock-advised mutual funds since 2012.
(a) The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055. (b) Officers of the Trust serve at the pleasure of the Board.

At a special meeting of shareholders held on November 21, 2018, the Fund’s shareholders elected Trustees to take office on January 1, 2019. The newly-elected Trustees include ten current Trustees and five individuals who currently serve as directors/trustees of the funds in the BlackRock Equity-Bond Complex. Information regarding the individuals who will serve as Trustees effective January 1, 2019 can be found in the proxy statement for the special meeting of shareholders, which is available on the SEC’s EDGAR Database at http://www.sec.gov.

Further information about the Trust’s Officers and Trustees is available in the Trust’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

Investment Adviser and Administrator

BlackRock Advisors, LLC

Wilmington, DE 19809

Accounting Agent and Custodian

State Street Bank and Trust Company

Boston, MA 02111

Sub-Advisers

BlackRock International Limited

Edinburgh, EH3 8BL

United Kingdom

BlackRock Asset Management North Asia Limited

Hong Kong, China

BlackRock (Singapore) Limited

079912 Singapore

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Distributor

BlackRock Investments, LLC

New York, NY 10022

Legal Counsel

Sidley Austin LLP

New York, NY 10019

Address of the Trust

100 Bellevue Parkway

Wilmington, DE 19809

44	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Additional Information

General Information

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov. The Fund’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund voted proxies relating to securities held in the Fund’s portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com; or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit http://www.blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

ADDITIONAL INFORMATION	45

Additional Information  (continued)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

46	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Glossary of Terms Used in this Report

Currency

AUD	Australian Dollar
BHD	Bahraini Dinar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CLP	Chilean Peso
COP	Colombian Peso
EUR	Euro
GBP	British Pound
HUF	Hungarian Forint
IDR	Indonesian Rupiah
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
NZD	New Zealand Dollar
PHP	Philippine Peso
PLN	Polish Zloty
RON	Romanian New Leu
RUB	Russian Ruble
SEK	Swedish Krona
SGD	Singapore Dollar
THB	Thai Baht
TRY	Turkish Lira
TWD	Taiwan Dollar
USD	U.S. Dollar
ZAR	South African Rand

Portfolio Abbreviations

ADR	American Depositary Receipts
GDR	Global Depositary Receipt
JSC	Joint Stock Company
OTC	Over-the-Counter
PCL	Public Company Limited

GLOSSARY OF TERMS USED IN THIS REPORT	47

The report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

EMAP-10/18-AR

Item 2 –	Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, who calls 1-800-441-7762.

Item 3 –	Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial expert serving on its audit committee and (ii) each audit committee financial expert is independent:

Kenneth L. Urish

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Total Emerging Markets Fund	$76,092	$76,053	$0	$0	$21,200	$20,638	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (the “Investment Adviser” or “BlackRock’) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Affiliated Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,274,000	$2,129,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

2 The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

3 Non-audit fees of $2,274,000 and $2,129,000 for the current fiscal year and previous fiscal year, respectively, were paid to the Fund’s principal accountant in their entirety by BlackRock, in connection with services provided to the Affiliated Service Providers of the Fund and of certain other funds sponsored and advised by BlackRock or its affiliates for a service organization review and an accounting research tool subscription. These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimus exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,” “Tax Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Total Emerging Markets Fund	$21,200	$20,638

Additionally, the amounts billed by D&T in connection with services provided to the Affiliated Service Providers of the Fund and of other funds sponsored and advised by BlackRock or its affiliates during the current and previous fiscal years for a service organization review and an accounting research tool subscription were:

Current Fiscal Year End	Previous Fiscal Year End
$2,274,000	$2,129,000

These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable to the registrant.

Item 13 –	Exhibits attached hereto

(a)(1) Code of Ethics – See Item 2

(a)(2) Certifications – Attached hereto

(a)(3) Not Applicable

(a)(4) Not Applicable

(b) Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Funds

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds

Date:	January 4, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds

Date:	January 4, 2019

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Funds

Date:	January 4, 2019